                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                        EIN # 51-0375688 PLAN NUMBER 001

                              FINANCIAL STATEMENTS

                 for the years ended December 31, 2005 and 2004

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                          INDEX TO FINANCIAL STATEMENTS

                                                                         Page(s)
                                                                         -------
Report of Independent Registered Public Accounting Firm                     2

Financial Statements:
   Statements of Net Assets Available for Benefits at
      December 31, 2005 and 2004                                            3

   Statements of Changes in Net Assets Available for Benefits for the
      years ended December 31, 2005 and 2004                                4

   Notes to Financial Statements                                         5 to 18

Item 4(i) - Schedule of Assets (Held at End of Year)                        19

All other schedules to be filed with the Department of Labor in accordance with the Employee Retirement Income Security Act of 1974 are not applicable and have been omitted.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants and Plan Administrator of
UGI HVAC Enterprises, Inc. Savings Plan

We have audited the accompanying statements of net assets available for benefits of UGI HVAC Enterprises, Inc. Savings Plan as of December 31, 2005 and 2004, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of UGI HVAC Enterprises, Inc. Savings Plan as of December 31, 2005 and 2004, and changes in its net assets available for benefits for the years then ended, in conformity with accounting principles generally accepted in the United States.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of assets held at end of year is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. This supplemental schedule is the responsibility of the Plan's management. The supplemental schedule has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Morison Cogen LLP

Bala Cynwyd, Pennsylvania
June 15, 2006

                            UGI HVAC ENTERPRISES, INC
                                  SAVINGS PLAN

                 STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS

                                                  December 31,
                                            ------------------------
                                                2005         2004
                                            -----------   ----------
Investments (Note 3)                        $10,895,081   $9,372,253
Loans to participants                           311,093      273,959
Receivables:
   Participants' contributions receivable       128,521      116,009
   Employers' contributions receivable           41,347       34,985
                                            -----------   ----------
   Net assets available for benefits        $11,376,042   $9,797,206
                                            ===========   ==========

See accompanying notes to finacial statements

                            UGI HVAC ENTERPRISES, INC
                                  SAVINGS PLAN

           STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

                                                         Year Ended December 31,
                                                        ------------------------
                                                            2005         2004
                                                        -----------   ----------
Participants' contributions                             $ 1,168,221   $1,075,751
Employers' contributions                                    362,749      325,128
Rollover contributions                                      156,259      227,926
Transfers of participants' balances                         430,610       11,066
Investment income:
   Dividends                                                225,560      223,622
   Net appreciation in value of investments                 388,127      675,152
Distributions to participants                            (1,165,750)    (640,067)
Loan administration fees                                     (3,433)      (2,513)
Other, primarily interest on loans                           16,493       11,949
                                                        -----------   ----------
Net increase                                              1,578,836    1,908,014
Net assets available for benefits - beginning of year     9,797,206    7,889,192
                                                        -----------   ----------
Net assets available for benefits - end of year         $11,376,042   $9,797,206
                                                        ===========   ==========

See accompanying notes to finacial statements

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                          NOTES TO FINANCIAL STATEMENTS

1.   DESCRIPTION OF THE PLAN

The following brief description of the UGI HVAC Enterprises, Inc. Savings Plan (the "Plan") provides general information on the provisions of the Plan in effect on December 31, 2005 and during the periods covered by the financial statements. More complete information is included in the Plan document.

GENERAL. The Plan is a defined contribution plan, which covers employees of UGI HVAC Enterprises, Inc. (the "Company") and certain affiliated companies (collectively, "the Employers"). The Company is a wholly owned subsidiary of UGI Enterprises, Inc. ("Enterprises"). Enterprises is a wholly owned subsidiary of UGI Corporation ("UGI"). Employees of the Employers are eligible upon hire to participate in the Plan. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Plan is administered by the UGI Enterprises, Inc. Retirement Committee ("Plan Administrator") whose members are appointed by the Board of Directors of the Company.

CONTRIBUTIONS. A participant may elect to contribute to the Plan on a before-tax basis through payroll reduction an amount equal to from 1% to 50%, in whole percentages, of eligible compensation. In addition, a participant may elect to contribute to the Plan on an after-tax basis through payroll deduction an amount equal to from 1% to 15%, in whole percentages, of eligible compensation, provided that the combination of before-tax and after-tax contributions does not exceed 50% of eligible compensation. Calendar year before-tax and after-tax contribution amounts are subject to limits prescribed by the Internal Revenue Code ("IRC") and the Plan, respectively. For the 2005 and 2004 Plan Years, the IRC before-tax contribution limits were $14,000 and $13,000, respectively. After-tax contributions are subject to limits set by the Plan and Section 402(g) of the IRC. A participant may increase the rate of, or reduce or suspend, his or her before-tax or after-tax contributions four times per year by contacting the Plan's recordkeeper, Fidelity Institutional Retirement Services Company ("FIRSCO").

The plan allows for "catch-up contributions." The catch-up contribution provision allows certain employees to make before-tax contributions over and above the IRS and Plan limits. In order to be eligible to make catch-up contributions, employees must be at least 50 years of age and must be contributing the IRC or Plan limit. The maximum catch-up contributions for the 2005 and 2004 Plan Years were $4,000 and $3,000, respectively, which amounts shall increase $1,000 per year through 2006. Catch-up contributions are not eligible for the Employers' matching contribution (as described below).

The Plan also accepts on behalf of any employee (i) the entire amount of cash received as a distribution from another qualified trust forming part of a plan described in section 401(a) of the IRC or from a "rollover" individual retirement plan described in section 408 of the IRC, but only if the deposit qualifies as a tax-free rollover as defined in section 402 or (ii) a direct transfer from

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS(Continued)

another plan qualified under Section 401(a) of the IRC. The Plan accepts after-tax rollover contributions.

For each month during a Plan year, the Employers may, at their discretion, make a contribution to the Plan equal to 50% of participant before-tax and after-tax contributions, up to a total of 5% of compensation (as defined in the Plan document) for each participant who has made before-tax and/or after-tax contributions during the month. The Employers' contributions for the years ended December 31, 2005 and 2004 were invested in accordance with participant investment elections in effect on the dates of the contributions.

A participant is immediately fully vested in the portion of his or her account attributable to participant contributions as well as matching contributions made by the Employers.

INVESTMENT FUNDS. A participant may elect to have his or her funds invested in one or more investment funds. Generally, participants may transfer amounts between funds at any time with no limit. Participants may change their investment elections for future contributions at any time. Fidelity Management Trust Company is the Plan's Trustee for all investment assets of the Plan and qualifies as a party of interest. References to "Fidelity" below refer to investment funds managed by Fidelity Management and Research Company ("FMR").

In 2004, the Company performed a review of the Plan's investment strategies, funds offered, and fund expenses and determined that a simplified core group of funds combined with a self-directed brokerage option would help participants achieve their investment objectives at lower costs. As a result of that review, effective June 1, 2005, 26 of the 31 investment fund options offered at December 31, 2004 were discontinued and, effective February 1, 2005, 11 new fund options and a self-directed brokerage option were added.

Following are brief descriptions of the investment options available to participants and the strategies and objectives of each fund. As previously mentioned, certain fund options were discontinued.

Money Market Fund

-    Vanguard Prime Money Market Fund - Institutional Class

This fund is an unaffiliated registered investment company mutual fund which primarily invests in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market instruments. The fund's objective seeks to provide current income while maintaining a stable share price of $1.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS(Continued)

-    Fidelity Cash Reserves Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that invests in U.S. dollar-denominated money market securities and repurchase agreements, and may enter into reverse repurchase agreements. The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.


Managed Income/Stable Investment Funds


-    Vanguard Retirement Savings Trust III

This unaffiliated unregistered stable value investment option primarily invests in high quality fixed income securities with financial backing from insurance companies and banks that enable it to seek to maintain a constant $1 per share net asset value. Investments are chosen based on credit quality, yield, maturity, and contract provisions. The objective is to provide a stable share price of $1 and current income consistent with bonds of two to three year average maturity.

-    Fidelity Managed Income Portfolio II Fund (discontinued)

This fund is an unaffiliated commingled pool whose investments principally comprise investment contracts issued by insurance companies and financial institutions and certain types of fixed income securities. The fund's objective is to preserve principal while earning interest income. Although this fund is not considered a standard option available for participant contributions, it still carries a fund balance that is expected to be fully transferred to the Vanguard Retirement Savings Trust III on or before May 31, 2007.

Fixed Income Funds

-    Fidelity Capital & Income Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that invests mainly in equity and debt securities, including defaulted securities, with an emphasis on lower-quality debt securities. The fund invests in companies in troubled or uncertain financial condition and in domestic and foreign issuers. The fund's objective is to provide income and capital growth.

-    Fidelity U.S. Bond Index Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in bonds included in the Lehman Brothers Aggregate Bond Index. The fund's objective is to

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS(Continued)

provide investment results that correspond to the total returns of bonds in the Lehman Brothers Aggregate Bond Index.

-    Fidelity Intermediate Bond Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund which normally invests in investment-grade debt securities of all types and repurchase agreements, while normally maintaining a dollar-weighted average maturity between three and ten years. The fund is managed to have similar overall interest rate risk to the Lehman Brothers Intermediate Government Credit Bond Index. The fund's objective is to provide a high level of current income.

Balanced Funds

-    Fidelity Balanced Fund (discontinued)

-    Fidelity Puritan Fund (discontinued)

These funds are unaffiliated registered investment company mutual funds that invest in stocks and other equity securities and bonds and other debt securities. The funds seek income and capital growth.

Growth and Income Funds

-    Vanguard Institutional Index Fund

This fund is an unaffiliated registered investment company mutual fund which primarily invests in common stocks included in the Standard & Poor's 500 Index ("S&P 500"), a widely recognized unmanaged index of 500 U.S. common stocks. The fund's objective is to seek long-term growth of capital and income from dividends.

-    Fidelity Equity Income Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in income-producing equity securities. The fund's objective is to provide reasonable income while considering the potential for capital appreciation.

-    Fidelity Spartan U.S. Equity Index Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks included in the S&P 500, a widely recognized, unmanaged index of 500 U.S. common stocks. The fund's objective is to match the total return of the S&P 500.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS(Continued)

-    Fidelity Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks. The fund may also invest a portion of assets in bonds, including lower-quality debt securities. The fund seeks long-term capital growth.

-    Fidelity Growth & Income Portfolio (discontinued)

This fund is an unaffiliated registered investment company mutual fund that normally invests a majority of total assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. The fund may also invest in bonds, including lower-quality debt securities. The fund seeks high total return through a combination of current income and capital appreciation.

-    Fidelity Equity Income II Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in income-producing equity securities. The fund seeks reasonable income and the potential for capital appreciation.

-    Fidelity Real Estate Investment Portfolio (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in equity securities of companies principally engaged in the real estate industry both domestic and foreign. The fund seeks above-average income and long-term capital growth consistent with reasonable risk.

Growth Funds

-    Vanguard Extended Market Index Fund

This fund is an unaffiliated registered investment company mutual fund that primarily invests in a large sampling of stocks that match certain characteristics of the S&P 500 Completion Index. The fund seeks to provide the potential for long-term growth of capital as it matches the performance and risk of the S&P 500 Completion Index.

-    Fidelity Magellan Fund

This fund is an unaffiliated registered investment company mutual fund that invests primarily in growth and/or value common stocks of domestic and foreign issuers. The fund seeks capital appreciation.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS(Continued)

-    Fidelity Growth Company Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers that are expected to have above-average growth potential. The fund seeks capital appreciation.

-    Fidelity OTC Portfolio (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in securities traded on the NASDAQ or another over-the-counter ("OTC") market. The fund seeks capital appreciation.

-    Fidelity Capital Appreciation Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers. The fund seeks capital appreciation.

-    Fidelity Blue Chip Growth Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of well-known and established companies. The fund invests in securities of domestic and foreign issuers. The fund seeks growth of capital over the long term.

-    Fidelity Low-Priced Stock Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks that are priced at or below $35 at time of investment. The fund seeks capital appreciation.

-    Fidelity Small Cap Independence Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers with small market capitalizations. The fund seeks capital appreciation.

-    Fidelity Value Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of companies that possess valuable fixed assets or that are believed to be undervalued in relation to the issuing company's assets, earnings, or growth potential. The fund seeks capital appreciation.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS(Continued)

International Funds

-    Fidelity Spartan International Index Fund


This fund is an unaffiliated registered investment company mutual fund which primarily invests in common stock of developed markets outside the United States and Canada. Common stocks included are those that are listed with the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"). The fund's objective is to provide investment results that correspond to the total returns of foreign stock markets.


-    Fidelity Overseas Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in foreign securities. The fund invests primarily in common stocks and seeks long-term growth of capital.

-    Fidelity Worldwide Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that invests primarily in common stocks issued anywhere in the world. The fund seeks capital appreciation.

-    Fidelity International Discovery Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in foreign securities including common stocks. The fund seeks long-term capital appreciation.

Vanguard Target Retirement Funds

-    Vanguard Target Retirement Income

-    Vanguard Target Retirement 2005

-    Vanguard Target Retirement 2015

-    Vanguard Target Retirement 2025

-    Vanguard Target Retirement 2035

-    Vanguard Target Retirement 2045

These funds are unaffiliated registered investment company mutual funds that invest in a combination of Vanguard mutual funds according to an asset allocation strategy that becomes increasingly conservative over time as each fund's target retirement date approaches. Within five to ten years after the respective fund's targeted retirement date, the fund's asset allocation should become similar to that of the Vanguard Target Retirement Income Fund. These funds' investment objectives are to achieve current income and capital appreciation.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS(Continued)

Fidelity Freedom Funds (discontinued)

-    Fidelity Freedom Income Fund

-    Fidelity Freedom 2000 Fund

-    Fidelity Freedom 2010 Fund

-    Fidelity Freedom 2020 Fund

-    Fidelity Freedom 2030 Fund

-    Fidelity Freedom 2040 Fund

These funds are unaffiliated registered investment company mutual funds that invest in a combination of underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative over time as each fund's target retirement date approaches. When each of these target retirement date funds matches the asset allocation of the Fidelity Freedom Income fund (approximately ten to fifteen years after the respective fund's target retirement date), it is expected that each fund will be combined with the Fidelity Freedom Income Fund. These funds' investment objectives are to achieve high current income and capital appreciation.

Brokerage Link

-    Fidelity Brokerage Link

This option combines a self-directed brokerage account with the employee's Savings Plan account. The objective of this investment option is to offer a broader or expanded menu of mutual funds beyond those offered by the Plan.

Employer Stock Fund

-    UGI Common Stock Fund

This fund invests principally in shares of UGI Corporation Common Stock. Participants in the fund do not individually own specific shares of UGI Corporation Common Stock but rather own units in the fund that invests in such shares and short-term investments. The value of a unit in the UGI Common Stock Fund was initially set at $10.00 and is recalculated daily by dividing the fair value of the fund's assets (comprising shares of UGI Corporation Common Stock and temporary cash investments) by the total number of units outstanding. Generally, participant requests to redeem units from the UGI Common Stock Fund are processed on the day received if such request is received by Fidelity before the close of the New York Stock Exchange and provided that there are sufficient short-term investments in the fund for liquidity. In such case, the participant will receive the net asset value, or closing price for the units, calculated using the closing price for UGI Corporation Common Stock on the New York Stock Exchange for that day. However, on days of unusually heavy requests for sale, the UGI Common Stock Fund may not have sufficient short-term investments for liquidity. In such case, requests to sell units received before the close of the New York Stock Exchange may not be processed on that day at that date's closing price but may be suspended until sufficient liquidity is restored. Units will be redeemed generally on a first-in, first-

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS(Continued)

out basis at the closing price for the processing date. Loans, withdrawals and distributions from the UGI Common Stock Fund will be given priority over exchanges with other funds.

DISTRIBUTIONS. The Plan benefit of a participant who terminates employment for any reason other than death shall be equal to the proceeds of liquidation of 100% of the balance of his or her account. Participants may elect to receive their interest in the UGI Common Stock Fund in the form of shares of UGI Corporation Common Stock. Where the amount to be distributed exceeds $5,000, no distribution shall be made to any Plan participant prior to his or her normal retirement age (as defined in the Plan document) unless the participant elects to receive such distribution. Where the amount to be distributed does not exceed $5,000, a Plan participant's benefit will be distributed as soon as practicable after the participant becomes entitled to receive a distribution.

A participant who continues to work past age 70 1/2 will receive a distribution upon termination of employment.

DEATH. If a participant dies prior to receiving a distribution of his or her account, the participant's designated beneficiary shall be entitled to receive a lump-sum distribution of the proceeds of liquidation of 100% of the balance credited to the participant's account. Generally, the beneficiary may request a distribution of the participant's account balance as soon as practicable following the date of the participant's death. The beneficiary of a participant who is married at the time of the participant's death will be the participant's spouse, unless the participant designated another beneficiary and the spouse consented to such designation in accordance with procedures specified by the Plan document.

WITHDRAWALS. Generally, a participant may withdraw up to 50% of the balance of his or her Voluntary Participant Contribution Account, as defined in the Plan document. However, the withdrawal must be in an amount of at least $500. A participant may withdraw up to 100% of the balance of his or her Rollover Account, as defined in the Plan document, at any time. No more than one withdrawal in any calendar year is permitted from each of the Voluntary Participant Contribution Account and Rollover Account portions of a participant's account.

A participant may withdraw before-tax contributions (but not earnings attributable thereto) only on account of financial hardship resulting from (a) medical expenses as defined in section 213(d) of the IRC; (b) educational expenses for the next twelve months of post-secondary education of the participant, or his or her spouse, children or dependents; (c) foreclosure on a primary residence; or (d) costs directly related to the purchase of a primary residence. A hardship withdrawal will be permitted if the Plan Administrator determines that (i) the withdrawal is on account of an immediate and heavy financial need of the participant and (ii) the withdrawal is necessary to satisfy such financial need.

LOAN PROVISION. The Plan includes an employee loan provision. Generally, at the time a loan is to be made, the amount of all loans to be outstanding may not exceed the lesser of (a) 50% of a participant's before-tax and rollover account balances, or (b) $50,000 less the excess of the highest

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS(Continued)

balance of all loans during the prior twelve month period. Each loan bears interest at a rate determined in accordance with generally prevailing market conditions for similar types of loans. The minimum loan amount is $1,000. The amount of the loan withdrawn from a participant's account is allocated in proportion to the value of the participant's salary deferral and rollover account balances in each investment fund. Repayments, including interest, are made in equal installments through payroll deductions and are allocated to participant accounts in accordance with current investment elections. No loan may have a final maturity in excess of five years except that, if the loan is used to purchase a principal residence for the participant, the loan may have a final maturity of up to ten years. No participant shall be permitted to have more than two loans outstanding at any one time.

ADMINISTRATIVE EXPENSES. Administrative expenses of the Plan are chargeable to the Plan unless paid for by the Employers. The Employers currently pay such expenses. Loan administration and withdrawal fees are paid by participants. Mutual fund expenses are paid to fund managers from mutual fund assets.

PLAN TERMINATION. Although it has not expressed any intent to do so, the Company has the right to terminate the Plan in whole or in part at any time for any reason.

PLAN AMENDMENT. The Company may amend the Plan at any time for any reason by written action of its Board of Directors. Amendments required to comply with the IRC to maintain compliance with current laws or regulations or to correct errors or omissions in the Plan document, however, may be made by the Retirement Committee without Board approval.

VOTING RIGHTS OF UGI COMMON STOCK FUND PARTICIPANTS. A participant has the right to instruct the trustee of the Plan how to vote, at each meeting of shareholders, all shares of UGI Corporation Common Stock (including fractional shares) represented by the value of the participant's interest in the UGI Common Stock Fund. A participant also has the right to direct the trustee of the Plan whether or not to tender shares in response to a tender offer.

2.   ACCOUNTING POLICIES

The accompanying financial statements are prepared on the accrual basis of accounting.

The Plan's investments in registered investment company mutual funds are valued at quoted market prices, which represent the net asset value of shares held by the Plan. Investment contracts included in the Fidelity Managed Income Portfolio II Fund, an unaffiliated commingled pool, and Vanguard Retirement Savings Trust III are carried at contract value, which represents deposits plus accrued interest. The Plan Administrator believes contract value approximates fair value. Shares of UGI Corporation Common Stock included in the UGI Common Stock Fund are reflected at fair value based on quoted market prices.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS(Continued)

Dividend income is recorded on the record date. Interest earned on investments is recorded on the accrual basis. Purchases and sales of securities are recorded on a trade date basis.

The Plan presents in the Statement of Changes in Net Assets Available for Benefits the net appreciation (depreciation) in fair value of investments which consists of realized gains or losses and unrealized appreciation (depreciation) in the fair value of those investments.

Distributions are made to Plan participants based upon the fair value of each participant's investment account (except for investments of the Fidelity Managed Income Portfolio II Fund and Vanguard Retirement Savings Trust III for which distributions are based upon contract value and except for distributions from the UGI Common Stock Fund, to the extent not all shares are sold on the same date) as of the dates of the distribution. Distributions to participants are recorded when paid.

Transfers of participant balances represent amounts transferred to or from the AmeriGas Propane, Inc. Savings Plan and the UGI Utilities, Inc. Savings Plan, which are affiliated plans.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Plan Administrator to make estimates and assumptions that affect the reported amounts of net assets available for benefits and changes therein. Actual results could differ from these estimates.


In December 2005, the FASB issued FASB Staff Position AAG INV-1 and SOP 94-4-1, Reporting of Fully Benefit-Responsive Investment Contracts Held by Certain Investment Companies Subject to the AICPA Investment Company Guide and Defined-Contribution Health and Welfare and Pension Plans ("FSP"). This FSP amends the guidance in AICPA SOP 94-4, Reporting of Investment Contracts Held by Health and Welfare Benefit Plans and Defined-Contribution Pension Plans, with respect to the definition of the fully benefit-responsive and the presentation and disclosure of fully benefit-responsive investment contracts. The financial statement presentation and disclosure guidance in the FSP requires fully benefit-responsive investment contracts to be presented at fair value in the statements of net assets available for benefits with an additional single line item that adjusts the net assets attributable to the contracts to contract value. The FSP is effective for financial statements for the plan years ending after December 15, 2006. The Plan intends to adopt the financial presentation and disclosure guidance in the FSP in the financial statements for the plan year ending December 31, 2006.

                            UGI HVAC ENTERPRISES, INC
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.   TRUST INVESTMENTS

The components of trust investments by fund at December 31, 2005 and 2004 are as follows:

                                                              December 31,
                                                        ------------------------
                                                           2005          2004
                                                        -----------   ----------
Fidelity Cash Reserves Fund (shares -- 0 and 303,191,
   respectively)                                        $        --   $  303,191
Fidelity Managed Income Portfolio II Fund (shares --
   54,954 and 128,959, respectively)                         54,954      128,959
Fidelity Intermediate Bond Fund (shares -- 0 and
   10,217, respectively)                                         --      107,483
Fidelity Capital and Income Fund (shares -- 0 and
   16,068, respectively)                                         --      136,098
Fidelity U.S. Bond Index Fund (shares -- 48,847 and
   14,028 respectively)                                     532,429      156,267
Fidelity Balanced Fund (shares -- 0 and 8,285,
   respectively)                                                 --      147,643
Fidelity Puritan Fund (shares -- 0 and 9,800,
   respectively)                                                 --      185,709
Fidelity Spartan U.S. Equity Index Fund (shares -- 0
   and 5,599, respectively)                                      --      239,959
Fidelity Equity Income Fund (shares -- 3,244 and
   1,337, respectively)                                     171,215       70,544
Fidelity Fund (shares -- 0 and 3,262, respectively)              --       97,464
Fidelity Growth & Income Portfolio (shares -- 0 and
  7,387, respectively)                                           --      282,267
Fidelity Equity Income II Fund (shares -- 0 and
   13,592, respectively)                                         --      326,351
Fidelity Real Estate Investment Portfolio (shares --
   0 and 12,168, respectively)                                   --      359,441
Fidelity Magellan Fund (shares -- 8,146 and 7,859
   respectively)                                            867,110*     815,720*
Fidelity Growth Company Fund (shares -- 9,932 and
   13,213, respectively)                                    631,951*     740,854*
Fidelity OTC Portfolio (shares -- 0 and 9,555,
   respectively)                                                 --      331,448
Fidelity Capital Appreciation Fund (shares -- 0 and
   5,000, respectively)                                          --      130,152
Fidelity Blue Chip Growth Fund (shares -- 0 and
   17,955, respectively)                                         --      748,919*
Fidelity Low-Priced Stock Fund (shares -- 0 and
   15,262, respectively)                                         --      614,280*
Fidelity Small Cap Independence Fund (shares -- 0 and
   8,240, respectively)                                          --      162,493
Fidelity Value Fund (shares -- 0 and 2,791,
   respectively)                                                 --      198,960
Fidelity Overseas Fund (shares -- 0 and 1,830,
   respectively)                                                 --       64,758
Fidelity Worldwide Fund (shares -- 0 and 7,521,
   respectively)                                                 --      137,252
Fidelity International Discovery Fund (shares -- 0
   and 6,905, respectively)                                      --      194,715
Fidelity Freedom Income Fund (shares -- 0 and 711,
   respectively)                                                 --        8,018
Fidelity Freedom 2000 Fund (shares -- 0 and 6,510,
   respectively)                                                 --       78,639
Fidelity Freedom 2010 Fund (shares -- 0 and 40,583,
   respectively)                                                 --      552,738*
Fidelity Freedom 2020 Fund (shares -- 0 and 51,878,
   respectively)                                                 --      724,218*

                            UGI HVAC ENTERPRISES, INC
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.   TRUST INVESTMENTS (CONTINUED)


                                                              December 31,
                                                        ------------------------
                                                           2005          2004
                                                        -----------   ----------
Fidelity Freedom 2030 Fund (shares -- 0 and 62,234,
   respectively)                                                 --      876,261*
Fidelity Freedom 2040 Fund (shares -- 0 and 33,546,
   respectively)                                                 --      277,424
Vanguard Institutional Index Fund (shares -- 17,168
   and 0, respectively)                                   1,957,311*          --
Vanguard Retirement Savings Trust III (shares --
   82,464 and 0, respectively)                               82,464           --
Vanguard Prime Money Market Fund (shares -- 267,121
   and 0, respectively)                                     267,121           --
Vanguard Target Retirement Income Fund (shares --
   1,762 and 0, respectively)                                18,400           --
Vanguard Target Retirement 2005 Fund (shares -- 8,188
   and 0, respectively)                                      89,494           --
Vanguard Target Retirement 2015 Fund (shares --
   49,643 and 0, respectively)                              568,907*          --
Vanguard Target Retirement 2025 Fund (shares --
   104,523 and 0, respectively)                           1,230,242*          --
Vanguard Target Retirement 2035 Fund (shares --
   86,701 and 0, respectively)                            1,062,958*          --
Vanguard Target Retirement 2045 Fund (shares --
   23,909 and 0, respectively)                              300,538           --
Vanguard Extended Market Index Fund (shares -- 40,517
   and 0, respectively)                                   1,389,335*          --
Fidelity Spartan International Index Fund (shares --
   18,334 and 0, respectively)                              655,085*          --
Fidelity Brokerage Link (shares -- 443,096 and 0,
   respectively)                                            443,096           --

UGI Common Stock Fund
   UGI Corporation Unitized Stock Fund (units --
      35,876 and 10,976, respectively)                      567,924      172,765
   Dividends receivable                                       4,547        1,263
                                                        -----------   ----------
                                                            572,471*     174,028
                                                        -----------   ----------
Total trust investments - fair value, except for
   group annuity contracts included in the Fidelity
   Managed Income Portfolio II Fund and Vanguard
   Retirement Savings Trust III which are carried at
   contract value                                       $10,895,081   $9,372,253
                                                        ===========   ==========
Total trust investments - cost                          $10,420,518    8,908,465
                                                        ===========   ==========


* - Investment represents five percent or more of net assets available for benefits.

The net appreciation (depreciation) in fair value of investments during the years ended December 31, 2005 and 2004 by major investment category follows:


                                                              Year ended
                                                             December 31,
                                                         -------------------
                                                           2005       2004
                                                         --------   --------
Investment company mutual funds                          $461,267   $647,062
UGI Common Stock Fund                                     (73,140)    28,090
                                                         --------   --------
   Total net appreciation in fair value                  $388,127   $675,152
                                                         ========   ========

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)


During the 2005 and 2004 Plan Years, the Plan purchased, at market prices, 6,067 and 4,314 shares (which reflects UGI's 2-for-1 Common Stock split that occurred in May 2005) of UGI Corporation Common Stock directly from UGI
Corporation for $148,973 and $73,657, respectively.


The investments of the separate investment funds are exposed to various risks such as interest rate, market and credit risk. The degree and concentration of these risks vary by fund. Due to the level of risk associated with the separate investment funds, it is reasonably possible that changes in risk in the near term could materially affect participants' account balances and the amounts reported in the Statements of Net Assets Available for Benefits and the Statements of Changes in Net Assets Available for Benefits.

4.   FEDERAL INCOME TAX STATUS

On December 6, 2002, the Internal Revenue Service issued a favorable determination letter concerning the qualified status of the Plan in effect as of November 27, 2002 under Section 401(a) of the IRC. The Plan Administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC. No U.S. income taxes are required to be paid by the trust created under the Plan (the "Trust") and participants are not taxed on Employers' contributions to the Trust or income earned by the Trust. When a participant, or his or her beneficiary or estate, receives a distribution under the Plan, the taxability of the value of such distribution depends on the form and time of payment.

                            UGI HVAC ENTERPRISES, INC
                                  SAVINGS PLAN
              Item 4(i) - SCHEDULE OF ASSETS (HELD AT END OF YEAR)


                                                               December 31, 2005
                                                   -----------------------------------------
                                                     Number of
                                                     Shares or                   Fair Value/
                                                     Principal                     Contract
NAME OF ISSUER AND TITLE OF ISSUE                      Amount          Cost         Value
---------------------------------                  -------------   -----------   -----------
FIDELITY MANAGED INCOME
   PORTFOLIO II FUND (2)                            54,954 shrs         54,954        54,954
FIDELITY U.S. BOND INDEX FUND (2)                   48,847 shrs        538,822       532,429
FIDELITY GROWTH COMPANY  FUND (1) (2)                9,932 shrs        573,638       631,951
FIDELITY EQUITY INCOME FUND (2)                      3,244 shrs        166,435       171,215
FIDELITY MAGELLAN FUND (1) (2)                       8,146 shrs        855,752       867,110
VANGUARD INSTITUTIONAL INDEX FUND (1) (2)           17,168 shrs      1,878,533     1,957,311
VANGUARD RETIREMENT SAVINGS TRUST III (2)           82,464 shrs         82,464        82,464
VANGUARD PRIME MONEY MARKET FUND (2)               267,121 shrs        267,121       267,121
VANGUARD TARGET RETIREMENT INCOME FUND (2)           1,762 shrs         18,732        18,400
VANGUARD TARGET RETIREMENT 2005 FUND (2)             8,188 shrs         89,860        89,494
VANGUARD TARGET RETIREMENT 2015 FUND (1) (2)        49,643 shrs        557,658       568,907
VANGUARD TARGET RETIREMENT 2025 FUND (1) (2)       104,523 shrs      1,193,388     1,230,242
VANGUARD TARGET RETIREMENT 2035 FUND (1) (2)        86,701 shrs      1,017,433     1,062,958
VANGUARD TARGET RETIREMENT 2045 FUND (2)            23,909 shrs        283,816       300,538
VANGUARD EXTENDED MARKET INDEX FUND (1) (2)         40,517 shrs      1,262,414     1,389,335
SPARTAN INTERNATIONAL INDEX FUND (1) (2)            18,334 shrs        579,340       655,085
FIDELITY BROKERAGE LINK (2)                        443,096 shrs        422,337       443,096

UGI COMMON STOCK FUND (1) (2)
UGI Corporation Unitized Stock Fund                 35,876 units       573,274       567,924
Dividends receivable                                $4,547               4,547         4,547
                                                                   -----------   -----------
                                                                       577,821       572,471
                                                                   -----------   -----------
PARTICIPANT LOANS
Loan principal outstanding (5.0% - 9.5%) (2) (3)                            --       311,093
                                                                   -----------   -----------
Total - all funds                                                  $10,420,518   $11,206,174
                                                                   ===========   ===========


----------
(1)  Investment represents 5% or more of the net assets available for benefits.

(2)  Party in interest.

(3)  Range of interest rates for loans outstanding as of December 31, 2005

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                         EIN #23-1174060 PLAN NUMBER 008

                              FINANCIAL STATEMENTS
                 for the years ended December 31, 2005 and 2004

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                          INDEX TO FINANCIAL STATEMENTS

                                                                         Page(s)
                                                                         -------
Report of Independent Registered Public Accounting Firm                     2

Financial Statements:
   Statements of Net Assets Available for Benefits at December 31,
      2005 and 2004                                                         3
   Statements of Changes in Net Assets Available for Benefits for the
      years ended December 31, 2005 and 2004                                4
   Notes to Financial Statements                                         5 to 18

Item 4(i) - Schedule of Assets (Held at End of Year)                        19

All other schedules to be filed with the Department of Labor in accordance with the Employee Retirement Income Security Act of 1974 are not applicable and have been omitted.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants and Plan Administrator of
UGI Utilities, Inc. Savings Plan

We have audited the accompanying statements of net assets available for benefits of UGI Utilities, Inc. Savings Plan as of December 31, 2005 and 2004, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of UGI Utilities, Inc. Savings Plan as of December 31, 2005 and 2004, and changes in its net assets available for benefits for the years then ended, in conformity with accounting principles generally accepted in the United States.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of assets held at end of year is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. This supplemental schedule is the responsibility of the Plan's management. The supplemental schedule has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Morison Cogen LLP

Bala Cynwyd, Pennsylvania
June 15, 2006

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                 STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS

                                              December 31,
                                       -------------------------
                                           2005          2004
                                       -----------   -----------
Investments (Note 3)                   $89,990,630   $82,513,700
Loans to participants                    2,152,710     2,090,308
Employers' contributions receivable      1,453,115     1,455,381
                                       -----------   -----------
   Net assets available for benefits   $93,596,455   $86,059,389
                                       ===========   ===========

See accompanying notes to financial statements.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

           STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS


                                               Year Ended December 31,
                                              -------------------------
                                                  2005          2004
                                              -----------   -----------
Participants' contributions                   $ 5,170,820   $ 4,864,414
Rollover contributions                             88,255       782,759
Employers' contributions                        1,453,145     1,443,769
Investment income:
   Dividends                                    2,679,238     2,227,441
   Net appreciation in value of investments     1,812,621     5,366,261
Other, primarily interest on loans                 89,567       104,622
Net transfers of participants' balances           769,881       404,380
Distributions to participants                  (4,526,461)   (3,991,881)
                                              -----------   -----------
Net increase                                    7,537,066    11,201,765

Net assets available for benefits -
   beginning of year                           86,059,389    74,857,624
                                              -----------   -----------
Net assets available for benefits -
   end of year                                $93,596,455   $86,059,389
                                              ===========   ===========


See accompanying notes to financial statements.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                          NOTES TO FINANCIAL STATEMENTS

1.   DESCRIPTION OF THE PLAN

The following brief description of the UGI Utilities, Inc. Savings Plan (the "Plan") provides general information on the provisions of the Plan in effect on December 31, 2005 and during the periods covered by the financial statements. More complete information is included in the Plan document.

GENERAL. The Plan is a defined contribution plan covering employees of UGI Utilities, Inc. ("UGI Utilities"), its holding company parent UGI Corporation ("UGI"), and certain affiliated companies (collectively, the "Employers"). Employees of the Employers are eligible upon hire to participate in the Plan. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Plan is administered by the UGI Utilities, Inc. Retirement Committee ("Plan Administrator") whose members are appointed by the Board of Directors of UGI Utilities.

CONTRIBUTIONS. A participant may elect to contribute to the Plan on a before-tax basis through payroll reduction an amount equal to from 1% to 50%, in whole percentages, of eligible compensation. In addition, a participant may elect to contribute to the Plan on an after-tax basis through payroll deduction an amount equal to from 1% to 6%, in whole percentages, of eligible compensation, provided that the combination of before-tax and after-tax contributions does not exceed 50% of eligible compensation. Calendar year before-tax and after-tax contribution amounts are subject to limits prescribed by the Internal Revenue Code ("IRC") and the Plan, respectively. For the 2005 and 2004 Plan Years, the IRC before-tax contribution limits were $14,000 and $13,000, respectively. After-tax contributions are subject to limits set by the Plan and Section 402(g) of the IRC. A participant may increase the rate of, or reduce or suspend his or her before-tax or after-tax contributions at any time by contacting the Plan's recordkeeper, Fidelity Institutional Retirement Services Co. ("FIRSCO").

The Plan allows for "catch-up contributions." The catch-up contribution provision allows certain employees to make before-tax contributions over and above the IRS and Plan limits. In order to be eligible to make catch-up contributions, employees must be at least 50 years of age and must be contributing the IRC or Plan limit. The maximum catch-up contributions for the 2005 and 2004 Plan Years were $4,000 and $3,000, respectively, which amounts shall increase $1,000 per year through 2006. Catch-up contributions are not eligible for the Employers' matching contribution (as described below).

A participant will at all times be fully (100%) vested in the portion of his or her account attributable to participant contributions.

The Plan also accepts on behalf of any employee (i) the entire amount of cash received as a distribution from another qualified trust forming part of a plan described in section 401(a) of the IRC or from a "rollover" individual retirement plan described in section 408 of the IRC, but only if the deposit qualifies as a tax-free rollover as defined in section 402 or (ii) a direct transfer from another plan qualified under Section 401(a) of the IRC. The Plan accepts after-tax rollover contributions.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

For each Plan year, each of the Employers may, at their discretion, make a contribution to the Plan equal to a percentage of participant before-tax and after-tax contributions, up to a total of 6% of compensation (as defined in the Plan document) for each eligible participant. In order to be entitled to the Employers' contribution, a participant must either (i) be actively employed by any of the Employers, or on an excused leave of absence (as defined in the Plan document) on the last day of the Plan year or (ii) have retired, become disabled (as defined in the Plan), or died while an employee during the Plan year. Employers' contributions for the 2005 Plan Year and the 2004 Plan Year, which were made in January 2006 and January 2005, respectively, were invested in accordance with participant investment elections in effect on the dates of the contributions.

A participant is fully vested in the portion of his or her account attributable to Employers' matching contributions as follows: 25% after two years of service; 50% after three years of service; 75% after four years of service; and 100% after five years of service. In addition, a participant is fully vested in the portion of his or her account attributable to Company contributions upon the attainment of normal retirement age (as defined in the Plan document), total disability (as defined by the Plan document) or death while in the employ of the Employers or an affiliated company. For Plan purposes, a participant will attain normal retirement age on the later of his or her 65th birthday or the fifth anniversary of his or her date of hire.


A participant who terminates employment before he or she is vested will forfeit nonvested amounts attributable to the Employers' contributions. These forfeited amounts remain in the Plan and are available to reduce future Employer contributions. In the 2005 and 2004 Plan Years, forfeitures of $10,391 and $13,144, respectively, were used to reduce the Employers' contributions. During the 2005 and 2004 Plan Years, $10,391 and $15,925, respectively, were forfeited from participants' accounts. As of December 31, 2005 and 2004, there were $19,674 and $18,812, respectively, of forfeitures remaining in the Plan.


INVESTMENT FUNDS. A participant may elect to have his or her funds invested in one or more investment funds. Generally, participants may transfer amounts between funds at any time with no limit. Participants may change their investment elections for future contributions at any time. Fidelity Management Trust Company is the Plan's trustee for all investment assets of the Plan and qualifies as a party in interest. References to "Fidelity" below refer to investment funds managed by Fidelity Management and Research Company ("FMR").

In 2004, UGI Utilities performed a review of the Plan's investment strategies, funds offered, and fund expenses and determined that a simplified core group of funds combined with a self-directed brokerage option would help participants achieve their investment objectives at lower costs. As a result of that review, effective June 1, 2005, 26 of the 31 investment fund options offered at December 31, 2004 were discontinued and, effective February 1, 2005, 11 new fund options and a self-directed brokerage option were added.

Following are brief descriptions of the investment options available to participants and the strategies and objectives of each fund. As previously mentioned, certain fund options were discontinued.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

Money Market Fund

-    Vanguard Prime Money Market Fund - Institutional Class

This fund is an unaffiliated registered investment company mutual fund which primarily invests in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market instruments. The fund's objective seeks to provide current income while maintaining a stable share price of $1.

-    Fidelity Cash Reserves Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that invests in U.S. dollar-denominated money market securities and repurchase agreements, and may enter into reverse repurchase agreements. The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.


Managed Income/Stable Investment Funds


-    Vanguard Retirement Savings Trust III

This unaffiliated unregistered stable value investment option primarily invests in high quality fixed income securities with financial backing from insurance companies and banks that enable it to seek to maintain a constant $1 per share net asset value. Investments are chosen based on credit quality, yield, maturity, and contract provisions. The objective is to provide a stable share price of $1 and current income consistent with bonds of two to three year average maturity.

-    Fidelity Managed Income Portfolio II Fund (discontinued)

This fund is an unaffiliated commingled pool whose investments principally comprise investment contracts issued by insurance companies and financial institutions and certain types of fixed income securities. The fund's objective is to preserve principal while earning interest income. Although this fund is not considered a standard option available for participant contributions, it still carries a fund balance that is expected to be fully transferred to the Vanguard Retirement Savings Trust III on or before May 31, 2007.

Fixed Income Funds

-    Fidelity Capital & Income Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that invests mainly in equity and debt securities, including defaulted securities, with an emphasis on lower-quality debt

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

securities. The fund invests in companies in troubled or uncertain financial condition and in domestic and foreign issuers. The fund's objective is to provide income and capital growth.

-    Fidelity U.S. Bond Index Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in bonds included in the Lehman Brothers Aggregate Bond Index. The fund's objective is to provide investment results that correspond to the total returns of bonds in the Lehman Brothers Aggregate Bond Index.

-    Fidelity Intermediate Bond Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund which normally invests in investment-grade debt securities of all types and repurchase agreements, while normally maintaining a dollar-weighted average maturity between three and ten years. The fund is managed to have similar overall interest rate risk to the Lehman Brothers Intermediate Government Credit Bond Index. The fund's objective is to provide a high level of current income.

Balanced Funds

-    Fidelity Balanced Fund (discontinued)

-    Fidelity Puritan Fund (discontinued)

These funds are unaffiliated registered investment company mutual funds that invest in stocks and other equity securities and bonds and other debt securities. The funds seek income and capital growth.

Growth and Income Funds

-    Vanguard Institutional Index Fund

This fund is an unaffiliated registered investment company mutual fund which primarily invests in common stocks included in the Standard & Poor's 500 Index ("S&P 500"), a widely recognized unmanaged index of 500 U.S. common stocks. The fund's objective is to seek long-term growth of capital and income from dividends.

-    Fidelity Equity Income Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in income-producing equity securities. The fund's objective is to provide reasonable income while considering the potential for capital appreciation.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

-    Fidelity Spartan U.S. Equity Index Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks included in the S&P 500, a widely recognized, unmanaged index of 500 U.S. common stocks. The fund's objective is to match the total return of the S&P 500.

-    Fidelity Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks. The fund may also invest a portion of assets in bonds, including lower-quality debt securities. The fund seeks long-term capital growth.

-    Fidelity Growth & Income Portfolio (discontinued)

This fund is an unaffiliated registered investment company mutual fund that normally invests a majority of total assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. The fund may also invest in bonds, including lower-quality debt securities. The fund seeks high total return through a combination of current income and capital appreciation.

-    Fidelity Equity Income II Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in income-producing equity securities. The fund seeks reasonable income and the potential for capital appreciation.

-    Fidelity Real Estate Investment Portfolio (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in equity securities of companies principally engaged in the real estate industry both domestic and foreign. The fund seeks above-average income and long-term capital growth consistent with reasonable risk.

Growth Funds

-    Vanguard Extended Market Index Fund

This fund is an unaffiliated registered investment company mutual fund that primarily invests in a large sampling of stocks that match certain characteristics of the S&P 500 Completion Index.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

The fund seeks to provide the potential for long-term growth of capital as it matches the performance and risk of the S&P 500 Completion Index.

-    Fidelity Magellan Fund

This fund is an unaffiliated registered investment company mutual fund that invests primarily in growth and/or value common stocks of domestic and foreign issuers. The fund seeks capital appreciation.

-    Fidelity Growth Company Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers that are expected to have above-average growth potential. The fund seeks capital appreciation.

-    Fidelity OTC Portfolio (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in securities traded on the NASDAQ or another over-the-counter ("OTC") market. The fund seeks capital appreciation.

-    Fidelity Capital Appreciation Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers. The fund seeks capital appreciation.

-    Fidelity Blue Chip Growth Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of well-known and established companies. The fund invests in securities of domestic and foreign issuers. The fund seeks growth of capital over the long term.

-    Fidelity Low-Priced Stock Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks that are priced at or below $35 at time of investment. The fund seeks capital appreciation.

-    Fidelity Small Cap Independence Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers with small market capitalizations. The fund seeks capital appreciation.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

-    Fidelity Value Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund mutual fund that principally invests in common stocks of companies that possess valuable fixed assets or that are believed to be undervalued in relation to the issuing company's assets, earnings, or growth potential. The fund seeks capital appreciation.

International Funds

-    Fidelity Spartan International Index Fund


This fund is an unaffiliated registered investment company mutual fund which primarily invests in common stock of developed markets outside the United States and Canada. Common stocks included are those that are listed with the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"). The fund's objective is to provide investment results that correspond to the total returns of foreign stock markets.


-    Fidelity Overseas Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in foreign securities. The fund invests primarily in common stocks and seeks long-term growth of capital.

-    Fidelity Worldwide Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that invests primarily in common stocks issued anywhere in the world. The fund seeks capital appreciation.

-    Fidelity International Discovery Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in foreign securities including common stocks. The fund seeks long-term capital appreciation.

Vanguard Target Retirement Funds

-    Vanguard Target Retirement Income

-    Vanguard Target Retirement 2005

-    Vanguard Target Retirement 2015

-    Vanguard Target Retirement 2025

-    Vanguard Target Retirement 2035

-    Vanguard Target Retirement 2045

These funds are unaffiliated registered investment company mutual funds that invest in a combination of Vanguard mutual funds according to an asset allocation strategy that becomes increasingly conservative over time as each fund's target retirement date approaches. Within five

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

to ten years after the respective fund's targeted retirement date, the fund's asset allocation should become similar to that of the Vanguard Target Retirement Income Fund. These funds' investment objectives are to achieve current income and capital appreciation.

Fidelity Freedom Funds (discontinued)

-    Fidelity Freedom Income Fund

-    Fidelity Freedom 2000 Fund

-    Fidelity Freedom 2010 Fund

-    Fidelity Freedom 2020 Fund

-    Fidelity Freedom 2030 Fund

-    Fidelity Freedom 2040 Fund

These funds are unaffiliated registered investment company mutual funds that invest in a combination of underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative over time as each fund's target retirement date approaches. When each of these target retirement date funds matches the asset allocation of the Fidelity Freedom Income fund (approximately ten to fifteen years after the respective fund's target retirement date), it is expected that each fund will be combined with the Fidelity Freedom Income Fund. These funds' investment objectives are to achieve high current income and capital appreciation.

Brokerage Link

-    Fidelity Brokerage Link

This option combines a self-directed brokerage account with the employee's Savings Plan account. The objective of this investment option is to offer a broader or expanded menu of mutual funds beyond those offered by the Plan.

Employer Stock Fund

-    UGI Common Stock Fund

This fund invests principally in shares of UGI Corporation Common Stock. Participants in the fund do not individually own specific shares of UGI Corporation Common Stock but rather own units in the fund that invests in such shares and short-term investments. The value of a unit in the UGI Common Stock Fund was initially set at $10.00 and is recalculated daily by dividing the fair value of the fund's assets (comprising shares of UGI Corporation Common Stock and temporary cash investments) by the total number of units outstanding. Generally, participant requests to redeem units from the UGI Common Stock Fund are processed on the day received if such request is received by Fidelity before the close of the New York Stock Exchange and provided that there are sufficient short-term investments in the fund for liquidity. In such case, the participant will receive the net asset value, or closing price for the units, calculated using the closing price for UGI Corporation Common Stock on the New York Stock Exchange for that day. However, on days of unusually heavy requests for sale, the UGI Common Stock Fund may not have sufficient short-term investments for liquidity. In such case, requests to sell units received before the close of the New York Stock Exchange may not be processed on that day at that date's closing price but may be

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

suspended until sufficient liquidity is restored. Units will be redeemed generally on a first-in, first-out basis at the closing price for the processing date. Loans, withdrawals and distributions from the UGI Common Stock Fund will be given priority over exchanges with other funds.

DISTRIBUTIONS. The Plan benefit of a participant who terminates employment as a result of retirement or total disability as defined in the Plan document shall be equal to the proceeds of liquidation of 100% of the balance of his or her account. Participants may elect to receive their interest in the UGI Common Stock Fund in the form of shares of UGI Corporation Common Stock. The Plan benefit of a participant who terminates employment for reasons other than retirement or total disability shall be equal to the proceeds of liquidation of the vested portion of his or her account. Where the amount to be distributed exceeds $5,000, no distribution shall be made to any Plan participant prior to his or her normal retirement age (as defined in the Plan document) unless the participant elects to receive such distribution. Where the amount to be distributed does not exceed $5,000, a Plan participant's benefit will be distributed as soon as practicable after the participant becomes entitled to receive a distribution.

A participant who continues to work past age 70 1/2 will receive a distribution upon termination of employment.

DEATH. If a participant dies prior to receiving a distribution of his or her account, the participant's designated beneficiary shall be entitled to receive a lump-sum distribution of the proceeds of liquidation of 100% of the vested portion of his or her account. Generally, the beneficiary may request a distribution of the participant's account balance as soon as practicable following the date of the participant's death. The beneficiary of a participant who is married at the time of the participant's death will be the participant's spouse, unless the participant designated another beneficiary and the spouse consented to such designation in accordance with procedures specified by the Plan document.

WITHDRAWALS. Generally, a participant may withdraw up to 50% of the balance of his or her account attributable to after-tax contributions (including after-tax contributions that were matched by the Employer) at any time. However, the withdrawal must be in an amount of at least $250. If any portion of the amount withdrawn is attributable to contributions that were matched by the Employers, the participant's participation in the Plan will be suspended for the three-month period following the withdrawal. No more than one withdrawal in any calendar year is permitted from each of the matched and unmatched portions of a participant's after-tax contribution account.

A participant may withdraw before-tax contributions (and earnings attributable thereto credited as of December 31, 1988) and rollover contributions, only on account of financial hardship resulting from (i) medical expenses as defined in section 213(d) of the IRC; (ii) educational expenses for the next twelve months of post-secondary education of the participant, or his or her spouse, children or dependents; (iii) foreclosure on a primary residence; or (iv) costs directly related to the purchase of a primary residence. A hardship withdrawal will be permitted if the Plan Administrator determines that (i) the withdrawal is on account of an immediate and heavy financial need of the participant and (ii) the withdrawal is necessary to satisfy such financial need. A participant's participation in the Plan is suspended for the six-month period following a hardship withdrawal.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

While a participant is still employed by any of the Employers, withdrawals of amounts attributable to Employer's contributions and post-1988 earnings on participant before-tax contributions, are not permitted.

LOAN PROVISION. The Plan includes an employee loan provision. Generally, at the time a loan is to be made, the amount of all loans to be outstanding may not exceed the lesser of (i) 50% of a participant's before-tax and rollover account balances, or (ii) $50,000 less the highest balance of any loan during the prior twelve-month period. Each loan bears interest at a rate determined in accordance with generally prevailing market conditions for similar types of loans. The minimum loan amount is $1,000. The amount of the loan withdrawn from a participant's account is allocated in proportion to the value of the participant's salary deferral and rollover account balances in each investment fund. Repayments, including interest, are made in equal installments through payroll deductions and are allocated to participant accounts in accordance with current investment elections. No loan may have a final maturity in excess of five years except that, if the loan is used to purchase a principal residence for the participant, the loan may have a final maturity of up to ten years. No participant shall be permitted to have more than two loans outstanding at any one time.

ADMINISTRATIVE EXPENSES. Administrative expenses of the Plan are chargeable to the Plan unless paid for by the Employers. The Employers currently pay such expenses. Loan administration and withdrawal fees are paid by participants. Mutual fund expenses are paid to fund managers from mutual fund assets.

PLAN TERMINATION. Although it has not expressed any intent to do so, UGI Utilities has the right to terminate the Plan in whole or in part at any time for any reason. In the event of a complete or partial termination of the Plan, the affected participants will become fully vested in their account balances.

PLAN AMENDMENT. UGI Utilities may amend the Plan at any time for any reason by written action of its Board of Directors. Amendments required to comply with the IRC to maintain compliance with current laws or regulations or to correct errors or omissions in the Plan document, however, may be made by the Retirement Committee without Board approval.

VOTING RIGHTS OF UGI COMMON STOCK FUND PARTICIPANTS. A participant has the right to instruct the trustee of the Plan how to vote, at each meeting of shareholders, all shares of UGI Corporation Common Stock (including fractional shares) represented by the value of the participant's interest in the UGI Common Stock Fund. A participant also has the right to direct the trustee of the Plan whether or not to tender shares in response to a tender offer.

2.   ACCOUNTING POLICIES

The accompanying financial statements are prepared on the accrual basis of accounting.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

The Plan's investments in registered investment company mutual funds are valued at quoted market prices which represent the net asset value of shares held by the Plan. Investment contracts included in the Fidelity Managed Income Portfolio II fund, an unaffiliated commingled pool, and Vanguard Retirement Savings Trust III are carried at contract value which represents deposits plus accrued interest. The Plan Administrator believes contract value approximates fair value. Shares of UGI Common Stock included in the UGI Common Stock Fund are reflected at fair value based upon quoted market prices.

Dividend income is recorded on the record date. Interest earned on investments is recorded on the accrual basis. Purchases and sales of securities are recorded on a trade date basis.


The Plan presents in the Statements of Changes in Net Assets Available for Benefits the net appreciation or depreciation in fair value of investments which consists of realized gains or losses and unrealized appreciation or depreciation in the fair value of those investments.


Distributions are made to Plan participants based upon the fair value of each participant's investment account (except for investments of the Fidelity Managed Income Portfolio II Fund and Vanguard Retirement Savings Trust III for which distributions are based upon contract value and except for distributions from the UGI Common Stock Fund, to the extent not all shares are sold on the same date) as of the dates of the distribution. Distributions to participants are recorded when paid.

Transfers of participant balances represent amounts transferred to or from the AmeriGas Propane, Inc. Savings Plan and the UGI HVAC Enterprises, Inc. Savings Plan, which are affiliated plans.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Plan Administrator to make estimates and assumptions that affect the reported amounts of net assets available for benefits and changes therein. Actual results could differ from these estimates.


In December 2005, the FASB issued FASB Staff Position AAG INV-1 and SOP 94-4-1, Reporting of Fully Benefit-Responsive Investment Contracts Held by Certain Investment Companies Subject to the AICPA Investment Company Guide and Defined-Contribution Health and Welfare and Pension Plans ("FSP"). This FSP amends the guidance in AICPA SOP 94-4, Reporting of Investment Contracts Held by Health and Welfare Benefit Plans and Defined-Contribution Pension Plans, with respect to the definition of the fully benefit-responsive and the presentation and disclosure of fully benefit-responsive investment contracts. The financial statement presentation and disclosure guidance in the FSP requires fully benefit-responsive investment contracts to be presented at fair value in the statements of net assets available for benefits with an additional single line item that adjusts the net assets attributable to the contracts to contract value. The FSP is effective for financial statements for the plan years ending after December 15, 2006. The Plan intends to adopt the financial presentation and disclosure guidance in the FSP in the financial statements for the plan year ending December 31, 2006.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.   TRUST INVESTMENTS

The components of trust investments by fund at December 31, 2005 and 2004 are as follows:

                                                                                          December 31,
                                                                                   -------------------------
                                                                                       2005          2004
                                                                                   -----------   -----------
Fidelity Cash Reserves Fund (shares -- 0 and 4,034,108, respectively)              $        --   $ 4,034,108
Fidelity Managed Income Portfolio II Fund (shares -- 6,236,947 and
   11,309,472, respectively)                                                         6,236,947*   11,309,472*
Fidelity Intermediate Bond Fund (shares -- 0 and 132,993, respectively)                     --     1,399,090
Fidelity Capital and Income Fund (shares -- 0 and 71,593, respectively)                     --       606,388
Fidelity U.S. Bond Index Fund (shares -- 326,064 and 97,245, respectively)           3,554,102     1,083,311
Fidelity Balanced Fund (shares -- 0 and 28,984, respectively)                               --       516,488
Fidelity Puritan Fund (shares -- 0 and 33,109, respectively)                                --       627,407
Fidelity Spartan U.S. Equity Index Fund (shares -- 0 and 77,875, respectively)              --     3,337,733
Fidelity Equity Income Fund (shares -- 218,966 and 212,690, respectively)           11,557,023*   11,225,752*
Fidelity Fund (shares -- 0 and 62,292, respectively)                                        --     1,861,291
Fidelity Growth & Income Portfolio (shares -- 0 and 16,871, respectively)                   --       644,633
Fidelity Equity Income II Fund (shares -- 0 and 33,945, respectively)                       --       815,030
Fidelity Real Estate Investment Portfolio (shares -- 0 and 39,956, respectively)            --     1,180,313
Fidelity Magellan Fund (shares -- 145,402 and 165,408, respectively)                15,476,581*   17,167,665*
Fidelity Growth Company Fund (shares -- 57,243 and 57,023, respectively)             3,642,382     3,197,276
Fidelity OTC Portfolio (shares -- 0 and 31,592, respectively)                               --     1,095,938
Fidelity Capital Appreciation Fund (shares -- 0 and 21,438, respectively)                   --       558,031
Fidelity Blue Chip Growth Fund (shares -- 0 and 30,057, respectively)                       --     1,253,683
Fidelity Low-Priced Stock Fund (shares -- 0 and 65,952, respectively)                       --     2,654,578
Fidelity Small Cap Independence Fund (shares -- 0 and 28,667, respectively)                 --       565,304
Fidelity Value Fund (shares -- 0 and 20,452, respectively)                                  --     1,457,991
Fidelity Overseas Fund (shares -- 0 and 33,149, respectively)                               --     1,172,806
Fidelity Worldwide Fund (shares -- 0 and 13,389, respectively)                              --       244,346
Fidelity International Discovery Fund (shares -- 0 and 16,935, respectively)                --       477,578
Fidelity Freedom Income Fund (shares -- 0 and 10,706, respectively)                         --       120,662
Fidelity Freedom 2000 Fund (shares -- 0 and 6,025,  respectively)                           --        72,784

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.   TRUST INVESTMENTS (CONTINUED)


                                                                                          December 31,
                                                                                   -------------------------
                                                                                       2005          2004
                                                                                   -----------   -----------
Fidelity Freedom 2010 Fund (shares -- 0 and 156,434, respectively)                          --     2,130,631
Fidelity Freedom 2020 Fund (shares -- 0 and 76,232, respectively)                           --     1,064,201
Fidelity Freedom 2030 Fund (shares -- 0 and 21,064, respectively)                           --       296,586
Fidelity Freedom 2040 Fund (shares -- 0 and 10,038, respectively)                           --        83,018
Vanguard Institutional Index Fund (shares -- 74,059 and 0, respectively)             8,443,510*           --
Vanguard Retirement Savings Trust III (shares -- 4,245,123 and 0, respectively)      4,245,123            --
Vanguard Prime Money Market Fund (shares -- 4,372,177 and 0, respectively)           4,372,177            --
Vanguard Target Retirement Income Fund (shares -- 25,293 and 0, respectively)          264,058            --
Vanguard Target Retirement 2005 Fund (shares -- 10,288 and 0, respectively)            112,457            --
Vanguard Target Retirement 2015 Fund (shares -- 321,608 and 0, respectively)         3,685,622            --
Vanguard Target Retirement 2025 Fund (shares -- 244,392 and 0, respectively)         2,876,489            --
Vanguard Target Retirement 2035 Fund (shares -- 47,798 and 0, respectively)            585,998            --
Vanguard Target Retirement 2045 Fund (shares -- 10,496 and 0, respectively)            131,929            --
Vanguard Extended Market Index Fund (shares -- 172,341 and 0, respectively)          5,909,575*           --
Fidelity Spartan International Index Fund (shares -- 75,183 and 0, respectively)     2,686,292            --
Fidelity Brokerage Link (shares -- 3,277,842 and 0, respectively)                    3,277,842            --
UGI Common Stock Fund
   UGI Corporation Unitized Stock Fund (units -- 495,162 and 395,936,
      respectively)                                                                 12,829,660*   10,183,467*
      Dividends receivable                                                             102,863        76,139
                                                                                   -----------   -----------
                                                                                    12,932,523    10,259,606
                                                                                   -----------   -----------
Total trust investments - fair value, except for group annuity contracts included in the Fidelity Managed Income Portfolio II Fund and Vanguard
   Retirement Savings Trust III are carried at contract value                      $89,990,630   $82,513,700
                                                                                   ===========   ===========
Total trust investments - cost                                                     $82,085,780   $73,589,221
                                                                                   ===========   ===========


* - Investment represents five percent or more of net assets available for benefits.

The net appreciation (depreciation) in fair value of investments during the years ended December 31, 2005 and 2004 by major investment category follows:


                                                           Years ended December
                                                                   31,
                                                         -----------------------
                                                            2005         2004
                                                         ----------   ----------
Investment company mutual funds                          $2,250,812   $3,684,324
UGI Common Stock Fund                                      (438,191)   1,681,937
                                                         ----------   ----------
   Total net appreciation in fair value                  $1,812,621   $5,366,261
                                                         ==========   ==========

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)


During the 2005 and 2004 Plan Years, the Plan purchased, at market prices, 33,536 and 32,346 shares (which reflects UGI's 2-for-1 Common Stock split that occurred in May 2005) of UGI Corporation Common Stock directly from UGI Corporation for $796,848 and $546,141, respectively.


The investments of the separate investment funds are exposed to various risks such as interest rate, market and credit risk. The degree and concentration of these risks vary by fund. Due to the level of risk associated with the separate investment funds, it is reasonably possible that changes in risk in the near term could materially affect participants' account balances and the amounts reported in the Statements of Net Assets Available for Benefits and the Statements of Changes in Net Assets Available for Benefits.

4.   FEDERAL INCOME TAX STATUS

On December 6, 2002, the Internal Revenue Service issued a favorable determination letter concerning the qualified status of the Plan in effect as of November 27, 2002 under Section 401(a) of the IRC. The Plan Administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC. No U.S. income taxes are required to be paid by the trust created under the Plan (the "Trust") and participants are not taxed on Employers' contributions to the Trust or income earned by the Trust. When a participant, or his or her beneficiary or estate, receives a distribution under the Plan, the taxability of the value of such distribution depends on the form and time of payment.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN
              Item 4(i) - SCHEDULE OF ASSETS (HELD AT END OF YEAR)


                                                                  December 31, 2005
                                                    --------------------------------------------
                                                        Number of
                                                        Shares or                    Fair Value/
                                                        Principal                      Contract
NAME OF ISSUER AND TITLE OF ISSUE                        Amount            Cost         Value
---------------------------------                   ----------------   -----------   -----------
FIDELITY MANAGED INCOME
   PORTFOLIO II FUND (1) (2)                         6,236,947 shrs      6,236,947     6,236,947
FIDELITY U.S. BOND INDEX FUND (2)                      326,064 shrs      3,614,828     3,554,102
FIDELITY EQUITY INCOME FUND (1) (2)                    218,966 shrs     10,195,318    11,557,023
FIDELITY MAGELLAN FUND (1) (2)                         145,402 shrs     14,223,230    15,476,581
FIDELITY GROWTH COMPANY FUND (2)                        57,243 shrs      3,413,765     3,642,382
VANGUARD INSTITUTIONAL INDEX FUND (1) (2)               74,059 shrs      8,108,524     8,443,510
VANGUARD RETIREMENT SAVINGS TRUST III (2)            4,245,123 shrs      4,245,123     4,245,123
VANGUARD PRIME MONEY MARKET FUND (2)                 4,372,177 shrs      4,372,177     4,372,177
VANGUARD TARGET RETIREMENT INCOME FUND (2)              25,293 shrs        266,765       264,058
VANGUARD TARGET RETIREMENT 2005 FUND (2)                10,288 shrs        112,495       112,457
VANGUARD TARGET RETIREMENT 2015 FUND (2)               321,608 shrs      3,609,761     3,685,622
VANGUARD TARGET RETIREMENT 2025 FUND (2)               244,392 shrs      2,793,047     2,876,489
VANGUARD TARGET RETIREMENT 2035 FUND (2)                47,798 shrs        560,100       585,998
VANGUARD TARGET RETIREMENT 2045 FUND (2)                10,496 shrs        125,570       131,929
VANGUARD EXTENDED MARKET INDEX FUND (1) (2)            172,341 shrs      5,367,393     5,909,575
FIDELITY SPARTAN INTERNATIONAL INDEX FUND (2)           75,183 shrs      2,379,755     2,686,292
FIDELITY BROKERAGE LINK (2)                          3,277,842 shrs      3,122,850     3,277,842

UGI COMMON STOCK FUND (1) (2)
UGI Corporation Unitized Stock Fund                    495,162 units     9,235,269    12,829,660
Dividends receivable                                $  102,863             102,863       102,863
                                                                       -----------   -----------
                                                                         9,338,132    12,932,523
                                                                       -----------   -----------
PARTICIPANT LOANS
Loan principal outstanding (5.0% - 10.5%) (2) (3)                               --     2,152,710
                                                                       -----------   -----------
Total - all funds                                                      $82,085,780   $92,143,340
                                                                       ===========   ===========


----------
(1)  Investment represents 5% or more of the net assets available for benefits.

(2)  Party in interest.

(3)  Range of interest rates for loans outstanding as of December 31, 2005

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                         EIN #23-2786294 PLAN NUMBER 002

                              FINANCIAL STATEMENTS

                 for the years ended December 31, 2005 and 2004

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                          INDEX TO FINANCIAL STATEMENTS

                                                                         Page(s)
                                                                         -------
Report of Independent Registered Public Accounting Firm                     2

Financial Statements:
   Statements of Net Assets Available for Benefits at December 31,
      2005 and 2004                                                         3
   Statements of Changes in Net Assets Available for Benefits for the
      years ended December 31, 2005 and 2004                                4
   Notes to Financial Statements                                          5 - 20

Item 4(i) - Schedule of Assets (Held at End of Year)                        21

All other schedules to be filed with the Department of Labor in accordance with the Employee Retirement Income Security Act of 1974 are not applicable and have been omitted.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants and Plan Administrator of
AmeriGas Propane, Inc. Savings Plan

We have audited the accompanying statements of net assets available for benefits of AmeriGas Propane, Inc. Savings Plan as of December 31, 2005 and 2004, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of AmeriGas Propane, Inc. Savings Plan as of December 31, 2005 and 2004, and changes in its net assets available for benefits for the years then ended, in conformity with accounting principles generally accepted in the United States.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of assets held at end of year is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. This supplemental schedule is the responsibility of the Plan's management. The supplemental schedule has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Morison Cogen LLP

Bala Cynwyd, Pennsylvania
June 15, 2006

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                 STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS

                                               December 31,
                                       ---------------------------
                                           2005           2004
                                       ------------   ------------
Investments (Note 3)                   $187,977,696   $181,382,040
Loans to participants                     4,563,331      4,446,501
                                       ------------   ------------
   Net assets available for benefits   $192,541,027   $185,828,541
                                       ============   ============

See accompanying notes to financial statements.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

           STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS


                                                          Year Ended December 31,
                                                        ---------------------------
                                                            2005           2004
                                                        ------------   ------------
Participants' contributions                             $ 10,312,761   $ 10,260,599
Participants' rollover contributions                         639,066        811,025
Company contributions                                      6,433,048      6,586,607
Investment income:
   Dividends                                               5,703,173      4,632,295
   Net appreciation in value of investments                4,124,967     10,449,299
Administration fees                                          (46,108)       (49,630)
Other, primarily interest on loans                           249,392        226,487
Net transfers of participants' balances                   (1,200,491)      (415,447)
Distributions to participants                            (19,503,322)   (17,511,141)
                                                        ------------   ------------
Net increase                                               6,712,486     14,990,094
Net assets available for benefits - beginning of year    185,828,541    170,838,447
                                                        ------------   ------------
 Net assets available for benefits - end of year        $192,541,027   $185,828,541
                                                        ============   ============



See accompanying notes to financial statements.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                          NOTES TO FINANCIAL STATEMENTS

1.   DESCRIPTION OF THE PLAN

The following brief description of the AmeriGas Propane, Inc. Savings Plan ("Plan") provides general information on the provisions of the Plan in effect on December 31, 2005 and during the periods covered by the financial statements. More complete information is included in the Plan document.

GENERAL. The Plan is a defined contribution plan covering employees of AmeriGas Propane, Inc. (a Pennsylvania corporation, hereinafter referred to as "the Company"). Employees are eligible upon hire to participate in the Plan. The Plan also holds assets of certain defined contribution pension plans that were terminated in prior years and were merged into the Plan. Such assets include what is referred to as the "Pension Account" and "Predecessor Pension Rollover Account" and do not impact the general provisions of the Plan. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Plan is administered by the AmeriGas Propane, Inc. Benefits Committee ("Plan Administrator"), whose members are appointed by the President of the Company and subject to approval by the Compensation/Pension Committee of the Company's Board of Directors.

CONTRIBUTIONS. A participant may elect to contribute to the Plan on a before-tax basis through payroll reduction an amount equal to from 1% to 50%, in whole percentages, of eligible compensation. Calendar year contribution amounts are subject to limits prescribed by the Internal Revenue Code ("IRC"). For the 2005 and 2004 Plan Years, the IRC before-tax contribution limits were $14,000 and $13,000, respectively. A participant may increase, reduce or suspend his or her contributions at any time by contacting Fidelity Institutional Retirement Services Co. ("FIRSCO").

The Plan allows for "catch-up contributions". The catch-up contribution provision allows certain employees to make before-tax contributions over and above the IRS and Plan limits. In order to be eligible to make catch-up contributions, employees must be at least 50 years of age before the end of the calendar year and must be contributing the IRC or Plan limit. The maximum catch-up contribution for the 2005 Plan Year and 2004 Plan Year was $4,000 and $3,000, respectively, which amount shall increase $1,000 per year through 2006. Catch-up contributions are not eligible for the Company matching contribution (as described below).

The Plan also accepts on behalf of any employee (i) the entire amount of cash received as a distribution from another qualified trust forming part of a plan described in Section 401(a) of the IRC or from a "rollover" individual retirement plan described in Section 408 of the IRC, but only if the deposit qualifies as a tax free rollover as defined in section 402 or (ii) a direct transfer from another plan qualified under Section 401(a) of the IRC. The Plan accepts rollovers from after-tax contributions.

Generally the Company shall contribute to the Plan an amount equal to 100% of contributions made by each eligible participant for each payroll period up to a total of 5% of the participant's eligible compensation for each such payroll period. A participant will be eligible to receive matching contributions after he or she has completed a year of service as defined in the Plan document.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

The Company may also make profit-sharing contributions for each Plan year, out of its net profits, as shall be determined by its Board of Directors, in its sole discretion, to all eligible participants. A participant will be eligible to receive profit sharing contributions if he or she (i) has completed one year of service with the Company or an affiliate; (ii) was not eligible to participate in the AmeriGas Propane, Inc. Supplemental Executive Retirement Plan as of the last day of a Plan year; and (iii) either (a) remained in the employ of the Company through the end of the Plan year as of which such contribution is to be allocated; (b) retired, experienced total disability (as defined in the Plan document), or died while in service during the Plan year; or (c) was on an excused absence (as defined in the Plan document) at the end of the Plan year. Subject to certain limitations, the profit sharing contribution to be credited to a participant's account shall be allocated as of the last day of the Plan year by dividing the total amount of such contribution by the number of eligible Plan participants. No such amounts were contributed to the Plan in respect of the 2005 Plan Year or the 2004 Plan Year.

Any participant who (i) was a participant in the former Retirement Income Plan for Employees of AP Propane, Inc. as of December 31, 1988; and (ii) had attained the age of 50 as of that date, is entitled to an additional contribution as of the last day of each Plan year as follows:

    Age as of           Percentage of
December 31, 1988   Eligible Compensation
-----------------   ---------------------
     50 to 54                 2%
     55 to 59                 3%
   60 and over                4%

All contributions are invested in accordance with participant investment elections in effect on the dates of the contributions.

A participant will at all times be fully (100%) vested in the portion of his or her account attributable to the following sources: (i) Predecessor Account; (ii) Predecessor Pension Rollover Account; (iii) Rollover/Dollar Builder Account;
(vi) Rollover ESOP Account; (v) Salary Deferral Account; (vi) the Voluntary Participant Contribution Account; and (vii) the After-Tax Rollover Account, each as defined in the Plan document. A participant is vested in the portion of his or her account attributable to Company contributions as follows: 25% after two years of service; 50% after three years of service; 75% after four years of service; and 100% after five years of service. In addition, a participant is fully vested in the portion of his or her account attributable to Company contributions upon the attainment of normal retirement age (as defined in the Plan document), the attainment of early retirement age (as defined in the Plan document), total disability (as defined in the Plan document) or death while in the employ of the Company or an affiliated company. For Plan purposes, a participant will attain normal retirement age on the later of his or her 65th birthday or the fifth anniversary of his or her date of hire with the Company or an affiliate. A participant will attain early retirement age on or after his attainment of age 55 and the completion of 10 years of service with the Company or an affiliate.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

A participant who terminates employment before he or she is fully vested will forfeit nonvested amounts attributable to Company contributions. These forfeited amounts remain in the Plan and are available to reduce future Company contributions. For the 2005 Plan Year and 2004 Plan Year, forfeitures of $286,590 and $194,482, respectively, were used to reduce Company contributions. During the 2005 Plan Year and 2004 Plan Year, $840,848 and $238,222, respectively, were forfeited from participant accounts. As of December 31, 2005 and 2004, there were $720,399 and $163,349, respectively, of forfeitures remaining in the Plan.

INVESTMENT FUNDS. A participant may elect to have his or her funds invested in one or more investment funds. Generally, participants may transfer amounts between funds at any time with no limit. Participants may change their investment elections for future contributions at any time. Fidelity Management Trust Company is the Plan's trustee for all investment assets of the Plan and qualifies as a party in interest. References to "Fidelity" below refer to investment funds managed by Fidelity Management and Research Company ("FMR").

In 2004, the Company performed a review of the Plan's investment strategies, funds offered, and fund expenses and determined that a simplified core group of funds combined with a self-directed brokerage option would help participants achieve their investment objectives at lower costs. As a result of that review, effective June 1, 2005, 26 of the 31 investment fund options offered at December 31, 2004 were discontinued and, effective February 1, 2005, 11 new fund options and a self-directed brokerage option were added.

Following are brief descriptions of the investment options available to participants and the strategies and objectives of each fund. As previously mentioned, certain fund options were discontinued.

Money Market Fund

-    Vanguard Prime Money Market Fund - Institutional Class

This fund is an unaffiliated registered investment company mutual fund which primarily invests in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market instruments. The fund's objective seeks to provide current income while maintaining a stable share price of $1.

-    Fidelity Cash Reserves Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that invests in U.S. dollar-denominated money market securities and repurchase agreements, and may enter into reverse repurchase agreements. The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.


Managed Income/Stable Investment Funds

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

-    Vanguard Retirement Savings Trust III

This unaffiliated unregistered stable value investment option primarily invests in high quality fixed income securities with financial backing from insurance companies and banks that enable it to seek to maintain a constant $1 per share net asset value. Investments are chosen based on credit quality, yield, maturity, and contract provisions. The objective is to provide a stable share price of $1 and current income consistent with bonds of two to three year average maturity.

-    Fidelity Managed Income Portfolio II Fund (discontinued)

This fund is an unaffiliated commingled pool whose investments principally comprise investment contracts issued by insurance companies and financial institutions and certain types of fixed income securities. The fund's objective is to preserve principal while earning interest income. Although this fund is not considered a standard option available for participant contributions, it still carries a fund balance that is expected to be fully transferred to the Vanguard Retirement Savings Trust III on or before May 31, 2007.

Fixed Income Funds

-    Fidelity Capital & Income Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that invests mainly in equity and debt securities, including defaulted securities, with an emphasis on lower-quality debt securities. The fund invests in companies in troubled or uncertain financial condition and in domestic and foreign issuers. The fund's objective is to provide income and capital growth.

-    Fidelity U.S. Bond Index Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in bonds included in the Lehman Brothers Aggregate Bond Index. The fund is objective is to provide investment results that correspond to the total returns of bonds in the Lehman Brothers Aggregate Bond Index.

-    Fidelity Intermediate Bond Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund which normally invests in investment-grade debt securities of all types and repurchase agreements, while normally maintaining a dollar-weighted average maturity between three and ten years. The fund is managed to have

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

similar overall interest rate risk to the Lehman Brothers Intermediate Government Credit Bond Index. The fund's objective is to provide a high level of current income.

Balanced Funds

-    Fidelity Balanced Fund (discontinued)

-    Fidelity Puritan Fund (discontinued)

These funds are unaffiliated registered investment company mutual funds that invest in stocks and other equity securities and bonds and other debt securities. The funds seek income and capital growth.

Growth and Income Funds

-    Vanguard Institutional Index Fund

This fund is an unaffiliated registered investment company mutual fund which primarily invests in common stocks included in the Standard & Poor's 500 Index ("S&P 500"), a widely recognized unmanaged index of 500 U.S. common stocks. The fund's objective is to seek long-term growth of capital and income from dividends.

-    Fidelity Equity Income Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in income-producing equity securities. The fund's objective is to provide reasonable income while considering the potential for capital appreciation.

-    Fidelity Spartan U.S. Equity Index Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks included in the S&P 500, a widely recognized, unmanaged index of 500 U.S. common stocks. The fund's objective is to match the total return of the S&P 500.

-    Fidelity Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks. The fund may also invest a portion of assets in bonds, including lower-quality debt securities. The fund seeks long-term capital growth.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

-    Fidelity Growth & Income Portfolio (discontinued)

This fund is an unaffiliated registered investment company mutual fund that normally invests a majority of total assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. The fund may also invest in bonds, including lower-quality debt securities. The fund seeks high total return through a combination of current income and capital appreciation.

-    Fidelity Equity Income II Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in income-producing equity securities. The fund seeks reasonable income and the potential for capital appreciation.

-    Fidelity Real Estate Investment Portfolio (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in equity securities of companies principally engaged in the real estate industry both domestic and foreign. The fund seeks above-average income and long-term capital growth consistent with reasonable risk.

Growth Funds

-    Vanguard Extended Market Index Fund

This fund is an unaffiliated registered investment company mutual fund that primarily invests in a large sampling of stocks that match certain characteristics of the S&P 500 Completion Index. The fund seeks to provide the potential for long-term growth of capital as it matches the performance and risk of the S&P 500 Completion Index.

-    Fidelity Magellan Fund

This fund is an unaffiliated registered investment company mutual fund that invests primarily in growth and/or value common stocks of domestic and foreign issuers. The fund seeks capital appreciation.

-    Fidelity Growth Company Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers that are expected to have above-average growth potential. The fund seeks capital appreciation.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

-    Fidelity OTC Portfolio (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in securities traded on the NASDAQ or another over-the-counter ("OTC") market. The fund seeks capital appreciation.

-    Fidelity Capital Appreciation Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers. The fund seeks capital appreciation.

-    Fidelity Blue Chip Growth Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of well-known and established companies. The fund invests in securities of domestic and foreign issuers. The fund seeks growth of capital over the long term.

-    Fidelity Low-Priced Stock Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks that are priced at or below $35 at time of investment. The fund seeks capital appreciation.

-    Fidelity Small Cap Independence Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers with small market capitalizations. The fund seeks capital appreciation.

-    Fidelity Value Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of companies that possess valuable fixed assets or that are believed to be undervalued in relation to the issuing company's assets, earnings, or growth potential. The fund seeks capital appreciation.

International Funds

-    Fidelity Spartan International Index Fund

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)


This fund is an unaffiliated registered investment company mutual fund which primarily invests in common stock of developed markets outside the United States and Canada. Common stocks included are those that are listed with the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"). The fund's objective is to provide investment results that correspond to the total returns of foreign stock markets.


-    Fidelity Overseas Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in foreign securities. The fund invests primarily in common stocks and seeks long-term growth of capital.

-    Fidelity Worldwide Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that invests primarily in common stocks issued anywhere in the world. The fund seeks capital appreciation.

-    Fidelity International Discovery Fund (discontinued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in foreign securities including common stocks. The fund seeks long-term capital appreciation.

Vanguard Target Retirement Funds

-    Vanguard Target Retirement Income

-    Vanguard Target Retirement 2005

-    Vanguard Target Retirement 2015

-    Vanguard Target Retirement 2025

-    Vanguard Target Retirement 2035

-    Vanguard Target Retirement 2045

These funds are unaffiliated registered investment company mutual funds that invest in a combination of Vanguard mutual funds according to an asset allocation strategy that becomes increasingly conservative over time as each fund's target retirement date approaches. Within five to ten years after the respective fund's targeted retirement date, the fund's asset allocation should become similar to that of the Vanguard Target Retirement Income Fund. These funds' investment objectives are to achieve current income and capital appreciation.

Fidelity Freedom Funds (discontinued)

-    Fidelity Freedom Income Fund

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

-    Fidelity Freedom 2000 Fund

-    Fidelity Freedom 2010 Fund


-    Fidelity Freedom 2020 Fund


-    Fidelity Freedom 2030 Fund

-    Fidelity Freedom 2040 Fund

These funds are unaffiliated registered investment company mutual funds that invest in a combination of underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative over time as each fund's target retirement date approaches. When each of these target retirement date funds matches the asset allocation of the Fidelity Freedom Income Fund (approximately ten to fifteen years after the respective fund's target retirement date), it is expected that each fund will be combined with the Fidelity Freedom Income Fund. These funds' investment objectives are to achieve high current income and capital appreciation.

Brokerage Link

-    Fidelity Brokerage Link

This option combines a self-directed brokerage account with the employee's Savings Plan account. The objective of this investment option is to offer a broader or expanded menu of mutual funds beyond those offered by the Plan.

Employer Stock Fund

-    UGI Common Stock Fund


This fund invests principally in shares of UGI Corporation Common Stock. Participants in the fund do not individually own specific shares of UGI Corporation Common Stock but rather own units in the fund that invests in such shares and short-term investments. The value of a unit in the UGI Common Stock Fund was initially set at $10.00 and is recalculated daily by dividing the fair value of the fund's assets (comprising shares of UGI Corporation Common Stock and temporary cash investments) by the total number of units outstanding. Generally, participant requests to redeem units from the UGI Common Stock Fund are processed on the day received if such request is received by Fidelity before the close of the New York Stock Exchange and provided that there are sufficient short-term investments in the fund for liquidity. In such case, the participant will receive the net asset value, or closing price for the units calculated using the closing price for UGI Corporation Common Stock on the New York Stock Exchange for that day. However, on days of unusually heavy requests for sale, the UGI Common Stock Fund may not have sufficient short-term investments for liquidity. In such case, requests to sell units received before the close of the New York Stock Exchange may not be processed on that day at that date's closing price but may be suspended until sufficient liquidity is restored. Units will be redeemed generally on a first-in, first-out basis at the closing price for the processing date. Loans, withdrawals and distributions from the UGI Common Stock Fund will be given priority over exchanges with other funds.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

DISTRIBUTIONS. The Plan benefit of a participant who terminates employment as a result of retirement, death or total disability, as defined by the Plan document, shall be equal to the proceeds of liquidation of 100% of the balance of his or her account. Participants may elect to receive their interest in the UGI Common Stock Fund in the form of shares of UGI Corporation Common Stock. The Plan benefit of a participant who terminates employment for reasons other than retirement, death or total disability shall be equal to the proceeds of liquidation of the vested portion of his or her account.

Distributions will generally be made in the form of a lump sum. If the value of a participant's account exceeds $1,000 and the participant is married, the participant's Pension Account and Predecessor Pension Rollover Account will be distributed in the form of a joint and survivor annuity. Under a joint and survivor annuity, the participant will receive a monthly benefit for his or her lifetime and upon the participant's death, the participant's surviving spouse, if any, will receive a monthly benefit equal to 50% of the benefit the participant was receiving. If the value of the participant's account exceeds $1,000 and the participant is not married, the participant's Pension Account and Predecessor Pension Rollover Account will be distributed in the form of a single life annuity. In lieu of a joint and survivor annuity or a single life annuity, a participant may generally elect to receive his or her Pension Account and Predecessor Pension Rollover Account in the form of (i) a lump sum; (ii) a single life annuity; (iii) a joint and survivor annuity with 50% or 100% of the participant's monthly payments continuing, after the participant's death, for the life of the participant's beneficiary; or (iv) installments over 5 or 10 years, as elected by the participant. Any such election will be subject to spousal consent, if applicable.

Where the amount to be distributed exceeds $1,000, no distribution shall be made to any Plan participant prior to his or her normal retirement age unless the participant elects to receive such distribution. Where the amount to be distributed does not exceed $1,000 a Plan participant's benefit will be distributed as soon as practicable after the participant becomes entitled to receive a distribution from the Plan.

Distributions must generally be made as soon as practicable after the participant reaches the normal retirement age as defined in the Plan Document.

DEATH. If a participant dies prior to receiving a distribution of his or her account, the participant's designated beneficiary shall be entitled to receive a lump-sum distribution of the proceeds of liquidation of 100% of the vested portion of his or her account. Generally, the beneficiary may request a distribution of the participant's account balance as soon as practicable following the date of the participant's death. The beneficiary of a participant who is married at the time of the participant's death will be the participant's spouse, unless the participant designated another beneficiary and the spouse consented to such designation in accordance with procedures specified by the Plan document.

Death benefits are generally paid in the form of a lump sum. Death benefits payable to a spouse from the Pension Account and the Predecessor Pension Rollover Account are paid in the form of a single life annuity unless the spouse elects a lump sum distribution.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

WITHDRAWALS. Generally, a participant may withdraw up to 50% of the balance of his or her account attributable to previously permitted after-tax contributions (including after-tax contributions that were matched by the Company) at any time. However, the withdrawal must be in an amount of at least $250. No more than one withdrawal is permitted in any calendar year.

A participant may withdraw once per calendar year up to 100% of amounts attributable to participation in certain "predecessor plans" and rollover contributions from other 401(a) or individual retirement plan accounts, however the amount must be at least $500 or, if less, the total value of the applicable account.

A participant may withdraw before-tax contributions (and earnings attributable thereto credited as of December 31, 1988) only on account of financial hardship resulting from (i) medical expenses as defined in section 213(d) of the IRC;
(ii) educational expenses for the next twelve months of post-secondary education of the participant, or his or her spouse, children or dependents; (iii) foreclosure on a primary residence; or (iv) costs directly related to the purchase of a primary residence. A hardship withdrawal will be permitted if the Plan Administrator determines that (i) the withdrawal is on account of an immediate and heavy financial need of the participant and (ii) the withdrawal is necessary to satisfy such financial need.

While a participant is still employed by the Company, withdrawals of amounts attributable to Company contributions, and post-1988 earnings on participant before-tax contributions, are not permitted.

LOAN PROVISION. The Plan includes an employee loan provision. Generally, at the time a loan is to be made, the amount of all loans to be outstanding may not exceed the lesser of (i) 50% of a participant's Rollover Dollar Builder Account, After-Tax Rollover account and Salary Deferral Account less the amount of all loans outstanding at the time a new loan is made, or (ii) $50,000 less the excess of the highest balance of all loans during the prior twelve month period. Each loan bears interest at a rate determined in accordance with generally prevailing market conditions for similar types of loans. The minimum loan amount is $1,000. The amount of the loan withdrawn from a participant's account is allocated in proportion to the value of the participant's salary deferral and rollover account balances in each investment fund. Repayments, including interest, are made in equal installments through payroll deductions and are allocated to participant accounts in accordance with current investment elections. No loan may have a final maturity in excess of five years except that, if the loan is used to purchase a principal residence for the participant, the loan may have a final maturity of up to ten years. No participant shall be permitted to have more than two loans outstanding at any one time.

ADMINISTRATIVE EXPENSES. Administrative expenses of the Plan are chargeable to the Plan unless paid for by the Company. The Company currently pays such expenses. Loan administration fees are paid by participants. Mutual fund expenses are paid to fund managers from mutual fund assets.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

PLAN TERMINATION. Although it has not expressed any intent to do so, the Company has the right to terminate the Plan in whole or in part at any time for any reason. In the event of a complete or partial termination of the Plan, the affected participants will become fully vested in their account balances.

PLAN AMENDMENT. The Company may amend the Plan at any time for any reason by written action of its Board of Directors. Amendments required to comply with the IRC to maintain compliance with current laws or regulations, or to correct errors or omissions in the Plan document. Plan Amendments are approved by the AmeriGas Propane, Inc Benefits Committee and reported to the Board of Directors.

VOTING RIGHTS OF UGI COMMON STOCK FUND PARTICIPANTS. A participant has the right to instruct the trustee of the Plan how to vote, at each meeting of shareholders, all shares of UGI Corporation Common Stock (including fractional shares) represented by the value of the participant's interest in the UGI Common Stock Fund. A participant also has the right to direct the trustee of the Plan whether or not to tender shares in response to a tender offer.

2.   ACCOUNTING POLICIES

The accompanying financial statements are prepared on the accrual basis of accounting.

The Plan's investments in registered investment company mutual funds are valued at quoted market prices which represent the net asset value of shares held by the Plan. Investment contracts included in the Fidelity Managed Income Portfolio II Fund, an unaffiliated commingled pool, and Vanguard Retirement Savings Trust III are carried at contract value which represents deposits plus accrued interest. The Plan Administrator believes contract value approximates fair value. Shares of UGI Common Stock included in the UGI Common Stock Fund are reflected at fair value based upon quoted market prices.

Dividend income is recorded on the record date. Interest earned on investments is recorded on the accrual basis. Purchases and sales of securities are recorded on a trade date basis.

The Plan presents in the Statements of Changes in Net Assets Available for Benefits the net appreciation (depreciation) in fair value of investments that consists of realized gains or losses and unrealized appreciation (depreciation) in the fair value of those investments.

Distributions are made to Plan participants based upon the fair value of each participant's investment account (except for investments of the Fidelity Managed Income Portfolio II Fund and Vanguard Retirement Savings Trust III for which distributions are based upon contract value and except for distributions from the UGI Common Stock Fund, to the extent not all shares are sold on the same date) as of the dates of distribution. Distributions to participants are recorded when paid.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

Transfers of participant balances represent amounts transferred to or from the UGI Utilities, Inc. Savings Plan and the UGI HVAC Enterprises, Inc. Savings Plan, which are affiliated plans.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Plan Administrator to make estimates and assumptions that affect the reported amount of net assets available for benefits and changes therein. Actual results could differ from these estimates.


In December 2005, the FASB issued FASB Staff Position AAG INV-1 and SOP 94-4-1, Reporting of Fully Benefit-Responsive Investment Contracts Held by Certain Investment Companies Subject to the AICPA Investment Company Guide and Defined-Contribution Health and Welfare and Pension Plans ("FSP"). This FSP amends the guidance in AICPA SOP 94-4, Reporting of Investment Contracts Held by Health and Welfare Benefit Plans and Defined-Contribution Pension Plans, with respect to the definition of the fully benefit-responsive and the presentation and disclosure of fully benefit-responsive investment contracts. The financial statement presentation and disclosure guidance in the FSP requires fully benefit-responsive investment contracts to be presented at fair value in the statements of net assets available for benefits with an additional single line item that adjusts the net assets attributable to the contracts to contract value. The FSP is effective for financial statements for the plan years ending after December 15, 2006. The Plan intends to adopt the financial presentation and disclosure guidance in the FSP in the financial statements for the plan year ending December 31, 2006.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.   TRUST INVESTMENTS

The components of trust investments by fund at December 31, 2005 and 2004 are as follows:

                                                                                          December 31,
                                                                                   -------------------------
                                                                                       2005          2004
                                                                                   -----------   -----------
Fidelity Cash Reserves Fund (shares -- 0 and 19,527,941, respectively)             $        --   $19,527,941*
Fidelity Managed Income Portfolio II Fund (shares -- 11,837,852 and
   22,592,046, respectively)                                                        11,837,852*   22,592,046*
Fidelity Intermediate Bond Fund (shares -- 0 and 553,721, respectively                      --     5,825,147
Fidelity Capital and Income Fund (shares -- 0 and 74,661, respectively)                     --       632,376
Fidelity U.S. Bond Index Fund (shares -- 787,559 and 128,114, respectively)          8,584,396     1,427,193
Fidelity Balanced Fund (shares -- 0 and 164,817, respectively)                              --     2,937,045
Fidelity Puritan Fund (shares -- 0 and 70,698, respectively)                                --     1,339,730
Fidelity Spartan U.S. Equity Index Fund (shares -- 0 and 138,041, respectively)             --     5,916,438
Fidelity Equity Income Fund (shares -- 443,988 and 468,504, respectively)           23,433,705*   24,727,665*
Fidelity Fund (shares -- 0 and 151,935, respectively)                                       --     4,539,833
Fidelity Growth & Income Portfolio (shares -- 0 and 64,840, respectively)                   --     2,477,522
Fidelity Equity Income II Fund (shares -- 0 and 33,702, respectively)                       --       809,196
Fidelity Real Estate Investment Portfolio (shares -- 0 and 94,019, respectively)            --     2,777,310
Fidelity Magellan Fund (shares -- 304,855 and 337,939, respectively)                32,448,762*   35,074,682*
Fidelity Growth Company Fund (shares -- 171,632 and 179,945, respectively)          10,920,931*   10,089,488*
Fidelity OTC Portfolio (shares -- 0 and 50,865, respectively)                               --     1,764,492
Fidelity Capital Appreciation Fund (shares -- 0 and 42,228, respectively)                   --     1,099,191
Fidelity Blue Chip Growth Fund (shares -- 0 and 70,889, respectively)                       --     2,956,795
Fidelity Low-Priced Stock Fund (shares -- 0 and 89,116, respectively)                       --     3,586,904
Fidelity Small Cap Independence Fund (shares -- 0 and 31,566, respectively)                 --       622,485
Fidelity Value Fund (shares -- 0 and 31,509, respectively)                                  --     2,246,251
Fidelity Overseas Fund (shares -- 0 and 64,876, respectively)                               --     2,295,298
Fidelity Worldwide Fund (shares -- 0 and 17,920, respectively)                              --       327,044
Fidelity International Discovery Fund (shares -- 0 and 44,834, respectively)                --     1,264,318
Fidelity Freedom Income Fund (shares -- 0 and 14,205, respectively)                         --       160,089
Fidelity Freedom 2000 Fund (shares -- 0 and 78,569, respectively)                           --       949,111

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.   TRUST INVESTMENTS (CONTINUED)

                                                                                           December 31,
                                                                                   ---------------------------
                                                                                       2005           2004
                                                                                   ------------   ------------
Fidelity Freedom 2010 Fund (shares -- 0 and 252,136, respectively)                           --      3,434,088
Fidelity Freedom 2020 Fund (shares -- 0 and 326,768, respectively)                           --      4,561,677
Fidelity Freedom 2030 Fund (shares -- 0 and 145,520, respectively)                           --      2,048,926
Fidelity Freedom 2040 Fund (shares -- 0 and 22,512, respectively)                            --        186,172
Vanguard Institutional Index Fund (shares -- 152,131 and 0, respectively)            17,344,469*            --
Vanguard Retirement Savings Trust III (shares -- 10,464,187 and 0, respectively)     10,464,187*            --
Vanguard Prime Money Market Fund (shares -- 18,133,238 and 0, respectively)          18,133,238*            --
Vanguard Target Retirement Income Fund (shares -- 43,237 and 0, respectively)           451,391             --
Vanguard Target Retirement 2005 Fund (shares --193,636 and 0, respectively)           2,116,444             --
Vanguard Target Retirement 2015 Fund (shares -- 736,779 and 0, respectively)          8,443,490             --
Vanguard Target Retirement 2025 Fund (shares -- 731,251 and 0, respectively)          8,606,824             --
Vanguard Target Retirement 2035 Fund (shares -- 215,104 and 0, respectively)          2,637,178             --
Vanguard Target Retirement 2045 Fund (shares -- 59,729 and 0, respectively)             750,787             --
Vanguard Extended Market Index Fund (shares -- 287,950 and 0, respectively)           9,873,807*            --
Fidelity Spartan International Index Fund (shares -- 147,746 and 0,
   respectively)                                                                      5,278,981             --
Fidelity Brokerage Link (shares -- 1,654,601 and 0, respectively)                     1,654,601             --
UGI Common Stock Fund
   UGI Corporation Unitized Stock Fund (units -- 574,496 and 509,691,
      respectively)                                                                  14,879,444*    13,088,867*
   Dividends receivable                                                                 117,209         96,720
                                                                                   ------------   ------------
                                                                                     14,996,653     13,185,587
                                                                                   ------------   ------------
Total trust investments - fair value, except for group annuity contracts included in the Fidelity Managed Income Portfolio II Fund and Vanguard
   Retirement Savings Trust III which are carried at contract value                $187,977,696   $181,382,040
                                                                                   ============   ============
Total trust investments - cost                                                     $174,286,064   $165,383,895
                                                                                   ============   ============

* - Investment represents five percent or more of net assets available for benefits.

The net appreciation (depreciation) in fair value of investments during the years ended December 31, 2005 and 2004 by major investment category follows:

                                                          Year ended December 31,
                                                         ------------------------
                                                            2005          2004
                                                         ----------   -----------
Investment company mutual funds                          $4,424,284   $ 8,266,964
UGI Common Stock Fund                                      (299,317)    2,182,335
                                                         ----------   -----------
   Total net appreciation in fair value                  $4,124,967   $10,449,299
                                                         ==========   ===========

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)


During the 2005 and 2004 Plan Years, the Plan purchased, at market prices, 69,124 and 69,764 shares (which reflects UGI's 2-for-1 stock split that occurred in May 2005) of UGI Corporation Common Stock directly from UGI Corporation for $1,679,736 and $1,199,480, respectively.


The investments of the separate investment funds are exposed to various risks such as interest rate, market and credit risk. The degree and concentration of these risks vary by fund. Due to the level of risk associated with the separate investment funds, it is reasonably possible that changes in risk in the near term could materially affect participants' account balances in the amounts reported in the Statements of Net Assets Available for Benefits and the Statements of Changes in Net Assets Available for Benefits.

4.   FEDERAL INCOME TAX STATUS

On December 6, 2002, the Internal Revenue Service issued a favorable determination letter concerning the qualified status of the Plan in effect as of November 27, 2002 under Section 401(a) of the IRC. The Plan Administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC. No U.S. income taxes are required to be paid by the trust created under the Plan (the Trust) and participants are not taxed on Company contributions to the Trust or income earned by the Trust. When a participant, or his or her beneficiary or estate, receives a distribution under the Plan, the taxability of the value of such distribution depends on the form and time of payment.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN
              Item 4(i) - SCHEDULE OF ASSETS (HELD AT END OF YEAR)


                                                                   December 31, 2005
                                                     ----------------------------------------------
                                                      Number of
                                                      Shares or                         Fair Value/
                                                      Principal                          Contract
NAME OF ISSUER AND TITLE OF ISSUE                       Amount              Cost           Value
---------------------------------                    -----------        ------------   ------------
FIDELITY MANAGED INCOME
   PORTFOLIO II FUND (1) (2)                          11,837,852 shrs     11,837,852     11,837,852
FIDELITY U.S. BOND INDEX FUND (2)                        787,559 shrs      8,734,081      8,584,396
FIDELITY EQUITY INCOME FUND (1) (2)                      443,988 shrs     20,587,967     23,433,705
FIDELITY MAGELLAN FUND (1) (2)                           304,855 shrs     29,312,526     32,448,762
FIDELITY GROWTH COMPANY FUND (1)(2)                      171,632 shrs      9,586,866     10,920,931
VANGUARD INSTITUTIONAL INDEX FUND (1) (2)                152,131 shrs     16,660,830     17,344,469
VANGUARD RETIREMENT SAVINGS TRUST III (1) (2)         10,464,187 shrs     10,464,187     10,464,187
VANGUARD PRIME MONEY MARKET FUND (1) (2)              18,133,238 shrs     18,133,238     18,133,238
VANGUARD TARGET RETIREMENT INCOME FUND (2)                43,237 shrs        454,164        451,391
VANGUARD TARGET RETIREMENT 2005 FUND (2)                 193,636 shrs      2,115,769      2,116,444
VANGUARD TARGET RETIREMENT 2015 FUND (2)                 736,779 shrs      8,263,894      8,443,490
VANGUARD TARGET RETIREMENT 2025 FUND (2)                 731,251 shrs      8,355,788      8,606,824
VANGUARD TARGET RETIREMENT 2035 FUND (2)                 215,104 shrs      2,526,481      2,637,178
VANGUARD TARGET RETIREMENT 2045 FUND (2)                  59,729 shrs        723,857        750,787
VANGUARD EXTENDED MARKET INDEX FUND (1) (2)              287,950 shrs      8,995,160      9,873,807
FIDELITY SPARTAN INTERNATIONAL INDEX FUND (2)            147,746 shrs      4,682,640      5,278,981
FIDELITY BROKERAGE LINK (2)                            1,654,600 shrs      1,605,001      1,654,601

UGI COMMON STOCK FUND (1) (2)
UGI Corporation Unitized Stock Fund                      574,496 units    11,128,554     14,879,444
Dividends receivable                                 $   117,209             117,209        117,209
                                                                        ------------   ------------
                                                                          11,245,763     14,996,653
                                                                        ------------   ------------
PARTICIPANT LOANS
Loan principal outstanding (4.75% - 10.5%) (2) (3)                                --      4,563,331
                                                                        ------------   ------------
Total - all funds                                                       $174,286,064   $192,541,027
                                                                        ============   ============


----------
(1)  Investment represents 5% or more of the net assets available for benefits.

(2)  Party in interest.

(3)  Range of interest rates for loans outstanding as of December 31, 2005